UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-l2

Rocky Mountain Chocolate Factory, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This revised definitive proxy statement (this “Proxy Statement”) amends, supersedes and replaces in its entirety the definitive proxy statement filed by Rocky Mountain Chocolate Factory, Inc. (the “Company”, “we”, “us”, “our”) with the Securities and Exchange Commission (the “SEC”) on June 28, 2024 (the “Original Proxy Statement) and made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), scheduled to be held on August 23, 2024 at 10:00 a.m. (Mountain Time). This Proxy Statement is being filed with the SEC and made available to stockholders on or about July 3, 2024. The purpose of this Proxy Statement is to clarify the ownership disclosure with respect to the Beneficial Ownership Table, provide an updated disclosure in connection with the auditor fees disclosed in this Proxy Statement, provide a full version of the 2024 Omnibus Incentive Compensation Plan and provide an updated Proxy Card. You should read the Proxy Statement in its entirety and in place of the Original Proxy Statement.

These changes were made prior to mailing the Original Proxy Statement to stockholders and in advance of sending out the Notice Regarding the Availability of Proxy Materials in connection with the Annual Meeting. No stockholders had the ability to submit a proxy or vote prior to distribution of this Proxy Statement.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2024

July 3, 2024

The 2024 Annual Meeting of Stockholders of Rocky Mountain Chocolate Factory, Inc. (the “Annual Meeting”) will be held on Friday, August 23, 2024 at 10:00 a.m. (Mountain Time) virtually by live webcast at https://meetnow.global/MAFTULC for the following purposes:

1.	To elect five nominees named in this Proxy Statement as directors, each to hold office until the 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2025;

3.	To approve, on an advisory basis, the compensation of our named executive officers;

4.	To approve the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan; and

5.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of Rocky Mountain Chocolate Factory, Inc.’s common stock at the close of business on June 28, 2024 are entitled to vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting.

This year’s Annual Meeting will be a virtual meeting only, and stockholders will not have the option of attending in person. There is no physical location for the Annual Meeting. The Company recognizes the importance of stockholders having the opportunity to visit the Company’s principal executive offices. As a result, the Company anticipates holding an Investor Day on September 12, 2024, where stockholders may visit the Company’s principal executive offices located at 265 Turner Drive, Durango, CO 81303. The Stockholders attending the Annual Meeting virtually will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting https://meetnow.global/MAFTULC and entering control number which can be found on your notice of the Annual Meeting, on your proxy card or on the instructions that accompanied your proxy materials. Stockholders attending the Annual Meeting are encouraged to pre-register at https://meetnow.global/MAFTULC by 10:00 a.m. (Mountain Time), on Thursday, August 22, 2024 and log into the live webcast platform beginning at 9:45 a.m. (Mountain Time) on the Annual Meeting date. We would appreciate your early registration so that the Annual Meeting may start promptly at 10:00 a.m. (Mountain Time) on the Annual Meeting date.

If you plan to participate in the Annual Meeting, we request that you mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be certain of being represented and voted at the meeting. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.

By order of the Board of Directors

/s/ Starlette B. Johnson
Starlette B. Johnson, Chair of the Board of Directors

July 3, 2024

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting:    Our Annual Report on Form 10-K for the fiscal year ended February 29, 2024, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/RMCF.

Your vote is important.    Please vote as promptly as possible electronically via the phone or Internet or by completing, signing, dating and returning the proxy card or voting instruction card.

Proxy Statement

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Rocky Mountain Chocolate Factory, Inc. in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held entirely virtually by live webcast on Friday, August 23, 2024, at 10:00 a.m. (Mountain Time).

This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about July 3, 2024.

2024 PROXY STATEMENT SUMMARY

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended February 29, 2024 in full carefully before voting.

2024 ANNUAL MEETING OF STOCKHOLDERS

Date:	August 23, 2024

Time:	10 a.m. (Mountain Time)

Location:

This year’s Annual Meeting will be held entirely virtually. Stockholders will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting https://meetnow.global/MAFTULC

Record Date:	June 28, 2024

Number of Shares of Common Stock Eligible to Vote as of the Record Date:	6,341,595

VOTING MATTERS

		Board Recommendation		Page Reference (for more detail)
Proposal 1:	Elect five Directors	☒	FOR EACH NOMINEE	36
Proposal 2:	Ratify the appointment of CohnReznick LLP as Independent Registered Public Accounting Firm for the 2025 Fiscal Year	☒	FOR	37
Proposal 3:	Approve, on an advisory basis, the compensation of our named executive officers	☒	FOR	38
Proposal 4:	Approve the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan	☒	FOR	39

OUR DIRECTOR NOMINEES

You are being asked to vote on these five directors. All directors are currently elected annually by a plurality of votes cast. Detailed information about each director’s background and areas of expertise can be found beginning on page 7.

		Director		Committee Membership
Name	Age	Since	Principal Occupation	AC	CC	NCGC
Jeffrey R. Geygan	63	2021	Interim Chief Executive Officer of Rocky Mountain Chocolate Factory, Inc.
Starlette B. Johnson	61	2023	Independent Consultant	CM	CM	CM
Charles B. Arnold	47	2024	Chief Financial Officer of Abernathey Holdings, LLC	C
Steven L. Craig	69	2023	Real Estate Developer	CM	C	CM
Mark O. Riegel	44	2021	President and Chief Executive Officer of FroDo Baking Company, LLC	CM	CM	C

AC	Audit Committee
CC	Compensation Committee
NCGC	Nominating and Corporate Governance Committee
C	Chair of Committee
CM	Committee Member

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	5
Number of Independent Directors	4
Independent Chairperson of the Board	Yes
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Annual Director Elections	Yes
Voting Standard for Election of Directors	Plurality
Diversity of Board background, experience and skills	Yes

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, CO 81303

_________________________________________________________________

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 23, 2024

_________________________________________________________________

This Proxy Statement, along with a proxy card,
is being made available to our stockholders beginning on or about July 3, 2024

GENERAL INFORMATION

We have made these proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board” or the “Board of Directors”) of Rocky Mountain Chocolate Factory, Inc. of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held Friday, August 23, 2024 at 10:00 a.m. (Mountain Time). References in this Proxy Statement to the “Company,” “we,” “our,” and “us” are to Rocky Mountain Chocolate Factory, Inc.

The Annual Meeting will be held entirely virtually via live webcast. You will be able to attend and participate in the Annual Meeting online by visiting https://meetnow.global/MAFTULC, where you will be able listen to the Annual Meeting live, submit questions, and vote.

If you plan to attend the Annual Meeting online, you will need the 15-digit control number included on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. (Mountain Time). Online check-in will begin at 9:45 a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

Any change to the date or location of the meeting will be announced via press release, a copy of which will be available on EDGAR and on our website at https://ir.rmcf.com. Stockholders may provide their proxy by using the Internet, telephone or by completing, signing, dating and returning the proxy card or voting instruction card, each as explained below under the heading “Voting Methods.” As always, we encourage you to vote your shares prior to the Annual Meeting.

Stockholders Entitled to Vote

Holders of shares of our common stock, our only class of issued and outstanding voting securities, at the close of business on June 28, 2024 (the “Record Date”) are entitled to vote on the proposals presented at the Annual Meeting. As of the Record Date, 6,341,595 shares of our common stock were issued and outstanding. Each share is entitled to one vote on each matter properly brought to the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a purpose related to the Annual Meeting by contacting our Corporate Secretary, Tracy Wojcik, for a period of at least 10 days preceding the date of the Annual Meeting.

Quorum

The presence, virtually or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting, or 3,170,798 shares, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and you vote.

The Annual Meeting may be adjourned or postponed from time to time and at any reconvened meeting, action with respect to the matters specified in this Proxy Statement may be taken without further notice to stockholders except as required by applicable law or our charter documents.

Stockholders of Record

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, you have the right to grant your voting proxy directly to the proxy holders designated by the Company or to vote at the Annual Meeting. If you are a stockholder of record of your shares, and you do not vote by proxy card, by telephone, via the Internet or while virtually attending the Annual Meeting, your shares will not be voted at the Annual Meeting.

Shares Held in Street Name

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker, trust or other nominee, and that organization is considered the stockholder of record. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your bank, broker, trustee, or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote, which is referred to herein as a broker non-vote, as further described below under the heading “Broker Non-Votes.”

Please note that if your shares are held of record by a brokerage firm, bank, broker, trust or other nominee, you may not attend the Annual Meeting virtually nor vote your shares at the Annual Meeting unless you first obtain a proxy issued in your name from your brokerage firm, bank, broker, trust or other nominee reflecting the number of shares of the Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to Computershare Trust Company, N.A.: (1) by email to legalproxy@computershare.com or (2) by mail: Computershare, Rocky Mountain Chocolate Factory, Inc. Legal Proxy, P.O. Box 43078, Providence, RI 02940-3078 no later than 5:00 p.m. Eastern Time on August 22, 2024.

Broker Non-Votes

Broker non-votes are shares held by brokers, banks, trustees or other nominees who are present virtually or represented by proxy, but which are not voted on a particular matter because the brokers, banks, trustees, or other nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. The routine matter to be considered at the Annual Meeting is the ratification of the appointment of the Company’s independent registered public accounting firm. The proposals for the (i) election of directors, (ii) advisory vote on our executive compensation (“say-on-pay”) and (iii) approval of the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan at the Annual Meeting are all considered to be non-routine matters. As a result, if you do not provide your brokerage firm, bank, broker, trust or other nominee with voting instructions on non-routine matters, your shares will not be voted on any non-routine proposal.

Voting Matters

Proposal	Votes Required	Treatment of Votes Withheld, Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposal 1 – Election of Five (5) Directors	Plurality of votes cast	Abstentions, votes withheld and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Proposal 2 – Ratification of Appointment of CohnReznick LLP as our Independent Registered Public Accounting Firm for the 2025 Fiscal Year	Majority of shares present and entitled to vote on the proposal virtually or represented by proxy	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

Proposal 3 – Approval, on an advisory basis, of the compensation of our named executive officers	Majority of shares present and entitled to vote on the proposal virtually or represented by proxy	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Proposal 4 – Approval of the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan	Majority of shares present and entitled to vote on the proposal virtually or represented by proxy	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the director nominees and Proposals 2 through 4.

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have discretion to vote on those matters for you.

Voting Methods

You may vote during the Annual Meeting, or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envisionreports.com/RMCF	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-VOTE (8683)

We encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted. If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee, or other nominee.

If you are a stockholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Corporate Secretary of the Company prior to the date of the Annual Meeting; (ii) by voting again via the Internet or by telephone at a later time; (iii) by executing and delivering to the Corporate Secretary of the Company a proxy dated as of a later date than a previously executed and delivered proxy; or (iv) by attending virtually the Annual Meeting and voting during the meeting. Attendance at the Annual Meeting will not, without further action, revoke a proxy.

If your shares are held by a broker, bank, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee; or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares.

We pay the costs of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following sets forth information regarding our directors and executive officers as of July 3, 2024:

			Committee Membership
Name, Age	Age	Position	AC	CC	NCGC
Jeffrey R. Geygan	63	Interim Chief Executive Officer; Director
Ryan R. McGrath	50	Sr. Vice President – Information Technology
Starlette B. Johnson	61	Director– Chair of the Board of Directors	CM	CM	CM
Charles B. Arnold	47	Director	C
Steven L. Craig	69	Director	CM	C	CM
Mark O. Riegel	44	Director	CM	CM	C

AC	Audit Committee
CC	Compensation Committee
NCGC	Nominating and Corporate Governance Committee
C	Chair of Committee
CM	Committee Member

JEFFREY R. GEYGAN

Age: 64 Interim Chief Executive Officer Since: 2024	Committee Memberships: None	Other Public Directorships: Climb Global Solutions, Inc.

Jeffrey R. Geygan has served as a member of the Board since August 2021, as Chair of the Board from June 2022 to May 2024 and has served as Interim Chief Executive Officer since May 2024. Mr. Geygan has served as a director of Climb Global Solutions, Inc. (Nasdaq: CLMB) since February 2018, and as Chair of the Board since May 2018. Mr. Geygan has served as the Chief Executive Officer and President of Global Value Investment Corp., an investment research and advisory services firm, since its founding in 2007. Mr. Geygan previously served as a Senior Portfolio Manager at UBS Financial Services and as a Senior Portfolio Manager of Salomon Smith Barney, Inc. Global Value Investment Corp. beneficially owns approximately 19.5% of the Company’s common stock as of June 28, 2024. Mr. Geygan has taught undergraduate and graduate-level courses at IE University in Madrid, Spain, the University of Wisconsin — Milwaukee Lubar School of Business, and the College of Charleston. He serves on the Advisory Board of the University of Wisconsin — Madison Department of Economics. Mr. Geygan received a Bachelor of Arts degree in Economics from the University of Wisconsin.

Skills and Qualifications: Mr. Geygan brings significant years of experience with public company business strategy, capital markets, finance and corporate governance to the Board.

RYAN R. MCGRATH

Age: 50 Sr. Vice President – Information Technology Since: 2017

Ryan R. McGrath has served as our Senior Vice President – Information Technology since May 2024 and served as VP— Information Technology since August 2017. Since joining the Company in 2009, Mr. McGrath has served in various positions including Systems Analyst and Director of IT. Prior to joining the Company, Mr. McGrath held various operating and information technology roles, including work for Sports Express, a travel logistics company, where he focused on software, database and application development. He received a Bachelor of Science degree in Computer Science and Engineering from the University of Colorado-Denver.

STARLETTE B. JOHNSON Chair of the Board of Directors

Age: 61 Board Member Since: 2023	Committee Memberships: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.	Other Public Directorships: None

Starlette B. Johnson has served as a member of the Board since March 2022. From January 2024 to May 2024, Ms. Johnson served as our Interim Chief Executive Officer, and is currently our Board Chair. Ms. Johnson has served as a consultant to the hospitality and entertainment industries, through SBJ Advisory Group, LLC, working with both public and private companies since 2012. From October 2020-December 2023, she served on the board of Tastemaker Acquisition Corporation (NASDAQ: TMKR), a special purpose acquisition company focusing on the restaurant, hospitality, and related tech and services sectors, and served as Chair of the Audit Committee. Ms. Johnson also has served on the board of Jack’s Family Restaurants since October of 2019 after the acquisition of the company by AEA Partners and currently serves on the Audit and Marketing Committees. From March 2021 through May 2023, Ms. Johnson joined the board of ARKO Corp. (NASDAQ: ARKO), the sixth largest convenience store chain in the United States in March 2021 and served as Chair of the Nominating/Governance Committee and as a member of the Audit and Compensation Committees. From September 2012 (post its IPO) through February 2023, she served as a member of the Audit Committee, as Chair of the Nominating/Governance Committee and as Chair of the Compensation Committee for Chuy’s Inc. (NASDAQ: CHUY), a full-service casual Mexican chain. Ms. Johnson served as Chair of the Board for privately-held SusieCakes, a classic desserts bakery based in Southern California from December 2014 through December 2020. She also served as a member of the Board and Chair of the Audit Committee of Bojangles’ Famous Chicken ‘n Biscuits (NASDAQ: BOJA) from March 2016 until the completion of its go-private transaction in January 2019. From January 2019 through October 2020, Ms. Johnson served as a board member and as Interim President of the Lucky Strike Entertainment Group after its acquisition by Wellspring Capital Management, reporting directly to the board. Ms. Johnson received an MBA from Duke University, and a Bachelor of Science degree in Finance from Virginia Tech. She is currently serving a 2-year term as the Chairman of the Virginia Tech Foundation, since October 2021. Prior to her Chair position, Ms. Johnson was a member of the Virginia Tech Foundation Investment Committee from 2017-2021.

Skills and Qualifications: With her extensive experience as a board member for companies in the food, restaurant and hospitality industries, Ms. Johnson brings valuable public company and corporate governance expertise to the Board.

CHARLES B. ARNOLD

Age: 47 Board Member Since: 2024	Committee Memberships: Audit Committee	Other Public Directorships: None

Charles B. Arnold has served as a member of the Board since June 2024. Mr. Arnold is a seasoned professional with board of director experience in strategic planning and evaluation in a regulated industry. Mr. Arnold is currently the Chief Financial Officer of Abernathy Holdings, LLC, and he has served in that role since June 2021. Abernathy Holdings, LLC specializes in the development and construction of Class A Self-Storage facilities throughout the Southwest. Prior to that, Mr. Arnold served as a member of the board of directors of National Security Group, Inc., from May of 2017 to July 2022, where he helped facilitate decision making related to needed actions on debt and strategic decisions on exiting business segments. From June 2011 to December 2021, Mr. Arnold served as Assistant Controller of Church’s Chicken, where Mr. Arnold supervised and assisted in accurate, efficient completion of monthly financial reporting packages. Mr. Arnold received a Bachelor of Business Administration degree in Accounting from Troy State University and an MBA in Accounting from Troy State University and is a member of the American Institute of Certified Public Accountants.

Skills and Qualifications: Mr. Arnold brings valuable audit committee expertise and board experience and franchisor financial operations knowledge.

STEVEN L. CRAIG

Age: 68 Board Member Since: 2023	Committee Memberships: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	Other Public Directorships: None.

Steven L. Craig has served as a member of the Board since December 2023. Mr. Craig is a seasoned business strategist with over 30 years of executive and board experience for both public and private companies, primarily in the real estate sector. For nearly four decades he has developed, owned and operated commercial real estate, primarily outdoor malls for retail shops and restaurants, throughout the United States. Mr. Craig started his career with Ginsburg Craig Associates, which in 1993 merged with Chelsea Property Group, to form Chelsea GCA Realty, Inc. (“Chelsea GCA”). He served as President/Chief Operating Officer and Director of Chelsea GCA from October 1993, when the company went public via an initial public offering on the New York Stock Exchange, until 1995. For the last two decades, Mr. Craig has successfully developed and operated over a dozen centers containing upscale retail shopping and dining destinations in nine U.S. states. Mr. Craig, a philanthropist, made a significant investment in aspiring entrepreneurial youth in his home state of Missouri with the endowment and founding of the Steven L. Craig School of Business at Missouri Western State University in 2009. The Craig School of Business’ Center for Franchise Development trains and develops students to become owners and operators of franchised businesses, including a number of alumni who currently operate 15 Rocky Mountain Chocolate stores. Mr. Craig received his Bachelor of Science degree in Business Administration from the University of Southern California.

Skills and Qualifications:  Mr. Craig brings valuable public company and corporate governance expertise to the Board.

MARK O. RIEGEL

Age: 44 Board Member Since: 2021	Committee Memberships: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	Other Public Directorships: None

Mark O. Riegel has served as a member of the Board since October 2021. Mr. Riegel is a veteran of the consumer goods industry, including seven years within the confectionery industry. Mr. Riegel is currently the President and Chief Executive Officer of FroDo Baking Company, and he has served in that role since January 2021. FroDo Baking Company is a national manufacturer and distributor of frozen dough and baked goods to leading retailers. Prior to that, Mr. Riegel served as Vice President of Marketing for Russell Stover Chocolates from 2017 to 2020, where he was commercially accountable for all marketing turnaround efforts for a $500 million chocolate organization. From 2014-2017, Mr. Riegel served in a variety of marketing leadership roles at Ferrara Candy Company where he was part of a successful private-equity effort to scale and exit to the Ferrero Group in 2017. Prior to that, Mr. Riegel served for seven years in various management positions within Kraft Foods Group pivoting multiple iconic brands back to growth. Mr. Riegel served as an Army Officer from 2002 to 2007 with a combat deployment to Iraq in 2003. He received a Bachelor of Science degree in Engineering at the United States Military Academy and an MBA at the Kellogg School of Management.

Skills and Qualifications: Mr. Riegel brings a unique combination of skills to the Board including a hands-on Chief Executive Officer level perspective, financial and operational acumen, consumer goods marketing skills, and deep confectionary experiences.

Criteria For Board Membership

General

The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

GENERAL CRITERIA

•	Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to our business strategy and operations, including, but not limited to:

•	Experience in the retail, food and beverage, and franchising industries.

•	Financial statement and analysis expertise.

•	Knowledge about our business, peer group or industry, and

•	Experience in corporate leadership roles.

•	Personal integrity and ethical character, commitment and independence of thought and judgment.

•	Capability to fairly and equally represent our stockholders.

•

Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in our best interest.

•	Willingness and ability to devote significant time, energy and attention to the affairs of the Company and the Board.

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs and evaluates the experience and skills that would be valuable in new Board members.

Director Skill Set Considerations

The purposes of the Nominating and Corporate Governance Committee include (i) assisting the Board in identifying individuals qualified to become members of the Board; and (ii) approving and recommending qualified director candidates to the Board.

The Nominating and Corporate Governance Committee considers director candidates recommended by stockholders when such recommendation is made in writing (i) delivered pursuant to our Policy on Shareholder Communications with the Board, and (ii) received by us within the time period specified in our Bylaws and as set forth in “Other Information — Deadlines for Submitting Stockholder Proposals and Director Nominations” below.

In determining whether an individual is qualified to serve on the Board, whether recommended by the Nominating and Corporate Governance Committee or by stockholders, the Nominating and Corporate Governance Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board. Any stockholder wishing to recommend a candidate for consideration by the Company may do so by submitting a written recommendation to the Nominating and Corporate Governance Committee in accordance with the procedures set forth under “Other Information — Deadlines for Submitting Stockholder Proposals and Director Nominations.”

In identifying potential candidates for the Board, the Nominating and Corporate Governance Committee generally relies on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and independent third-party professional search firms. By utilizing a broad variety of resources as deemed appropriate by the Nominating and Corporate Governance Committee in light of the then-current mix of Board attributes and any previously identified potential candidates, the Nominating and Corporate Governance Committee believes it will be able to identify, evaluate and consider a diverse range of qualified candidates, including candidates that increase the intellectual and professional diversity of the Board.

Board Commitment to Diversity

Board diversity of thought, opinion, perspective and experience are critical to our success. While we do not have a formal policy on Board diversity, we are committed to building a Board that consists of the optimal mix of skills, expertise, and professional capabilities to effectively oversee the execution of our business strategy and meeting our evolving needs. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of thought, opinion, perspective, experience and background on the Board.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view.

The listing requirements of Nasdaq Stock Market LLC (“Nasdaq”), require each listed smaller reporting company to have, or explain why it does not have, at least one diverse director on the board, including at least one diverse director who self-identifies as female. Our current board composition is in compliance with these Nasdaq imposed requirements. Each term used above, and in the matrix below, has the meaning given to it in Nasdaq Listing Rule 5605(f).

The matrix below provides certain highlights of the composition of the Board members based on self-identification:

Board Diversity Matrix (As of July 3, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3		1

Part II: Demographic Background
African American or Black	0
Alaskan Native or Native American	0
Asian	0
Hispanic or Latinx	0
Native Hawaiian or Pacific Islander	0
White	4
Two or More Races or Ethnicities	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

No Family Relationships

There are no family relationships between any of our officers and directors.

Proxy Access Bylaw

In an effort to improve our corporate governance practices and in response to requests from our stockholders, the Board implements proxy access with the following parameters:

Ownership Threshold:	3% of outstanding shares of our common stock
Nominating Group Size:	Up to 20 stockholders may combine to reach the 3% ownership threshold
Holding Period:	Continuously for three years
Number of Nominee:	The greater of one nominee or 25% of the Board

We believe these proxy access parameters reflect a well-designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our stockholders. Stockholders who wish to nominate directors for inclusion in our proxy statement in accordance with proxy access must follow the procedures in Section 2.13 of our Bylaws.

Code of Conduct and Code of Ethics for Senior Financial Officers

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with the applicable rules of Nasdaq, we have adopted a Code of Conduct applicable to all our officers, directors and employees. The text of each of the Code of Ethics for Senior Financial Officers and the Code of Conduct (together, the “Codes”) is available on our website at https://ir.rmcf.com/corporate-governance/governance-documents. If we waive, or implicitly waive, any material provision of either of the Codes, or substantively amend either of the Codes, we will disclose that fact on our website within four business days.

Insider Trading Policy

Under the terms of our Insider Trading Policy (the “Insider Trading Policy”), our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in margin status in an investment account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans. The text of the Insider Trading Policy is available under the “Governance” tab on the “Investors” section of our website at https://ir.rmcf.com/corporate-governance/governance-documents.

The Board

The Board currently consists of five members. Pursuant to our Bylaws, the number of directors on the Board is established by the Board. Effective March 8, 2023, the Board appointed Starlette B. Johnson as a member of the Board. On December 4, 2023, the Board appointed Steven L. Craig as a member of the Board in connection with an increase of the Board from five members to six members. On January 27, 2024, Robert Sarlls resigned as a member of the Board and the size of the Board was reduced to five members. On June 6, 2024, Brett P. Seabert resigned as a member of the Board. On June 25, 2024 the Board appointed Charles B. Arnold as a member of the Board to fill the vacancy resulting from Mr. Seabert's resignation.

During fiscal year 2024, the Board met 11 times. Each director attended at least 99% of the total Board meetings and meetings of committees on which he or she served. Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we strongly encourage all directors to attend. All but one of our directors attended our 2023 Annual Meeting of Stockholders.

The Board has determined that, with the exception of Mr. Geygan, none of our directors have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and Nasdaq. Mr. Geygan is not considered independent by virtue of his position as our Interim Chief Executive Officer. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

The Board believes its members collectively have diversified experiences, qualifications, attributes, perspectives and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

There are no legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Board Leadership Structure and Role in the Oversight of Risk Management

The Board believes it is appropriate to separate the roles of Chief Executive Officer (“CEO”) and Chair of our Board (“Board Chair”) as a result of the demands of and differences between each role. Starlette B. Johnson serves as the Board Chair. In connection with his appointment as Interim Chief Executive Officer, Jeffrey R. Geygan stepped down as independent Board Chair on May 29, 2024, and the Board unanimously elected Starlette B. Johnson to succeed Mr. Geygan as independent Board Chair. The Board does not have a formal policy regarding separation of the roles of Chief Executive Officer and the Board Chair. The Board has determined that an independent director serving as Board Chair is in the best interests of our stockholders. This structure ensures a greater role of independent directors in the active oversight of our business, including strategy and risk management, and in setting agendas and establishing Board priorities and procedures. This structure also allows our Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations. The Board believes this split structure recognizes the time, effort, and energy the Chief Executive Officer is required to devote to the position as well as the benefits of having an independent director with extensive strategic, operational and leadership expertise serve as the Board Chair.

The duties and responsibilities of our Board Chair include: (i) chairing Board meetings, including presiding over all executive sessions of the Board (without management present) at regularly scheduled Board meeting; (ii) consulting with the Chief Executive Officer on such other matters as are pertinent to the Board and the Company; (iii) working with management to determine the information and materials provided to Board members; (iv) creating Board meeting schedules, agenda and other information provided to the Board; (v) the authority to call meetings of the independent directors; (vi) serving as principal liaison between the independent directors and the Chief Executive Officer and senior management; and (vii) being available for direct communication and consultation with stockholders upon request. The Chief Executive Officer is responsible for setting the strategic direction for the Company, with guidance from the Board and for the day-to-day leadership and performance of the Company.

Another key component of our leadership structure is our strong governance practices designed to ensure that the Board effectively carries out its responsibility for the oversight of management. All of our directors, except Mr. Geygan, are independent, and Board committees are comprised entirely of independent directors. In addition, the Board or any of its committee thereof may retain, on such terms as determined by the Board or such committee, as applicable, in its sole discretion, independent legal, financial and other consultants and advisors to assist the Board or committee, as applicable, in discharging its oversight responsibilities.

The Board believes that overseeing how management manages the various risks the Company faces is one of its most important responsibilities to the Company’s stockholders. The Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is the responsibility of the full Board. In carrying out this critical duty, the Board meets regularly with key members of management holding primary responsibility for management of risk in their respective areas.

The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board. The Audit Committee provides a forum for communication among the Board, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our Company. In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee. Similarly, under our Code of Ethics for Senior Financial Officers, persons who become aware of suspected violations of the Code of Ethics for Senior Financial Officers are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board as a whole with respect to suspected violations. Additionally, the Audit Committee has certain oversight functions, including discussing with management the Company’s major financial risk exposures and steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis or more frequently if required. The Compensation Committee believes that the Company has no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee is responsible for, among other things, (i) assisting the Board in identifying individuals qualified to become members of the Board and (ii) approving and recommending qualified director candidates to the Board.

The Board and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process. The Board and management regularly review best practices in corporate governance and are committed to a structure that fosters principled actions, informed and effective decision-making, and appropriate monitoring of compliance and performance.

The Company is committed to fostering an effective risk management environment to serve the interests of the Company, its customers, and its stockholders. The Board has adopted the Code of Conduct and Code of Ethics for Senior Financial Officers to make clear its expectation for the conduct of our directors, officers and employees.

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee (each, a “Committee” and collectively, the “Committees”). Each committee operates under a Charter that was approved by the Board and is available under the “Governance” tab on our website at https://ir.rmcf.com/corporate-governance.

Audit Committee

Our Audit Committee consists of Mr. Arnold, Mr. Craig, Ms. Johnson and Mr. Riegel and is chaired by Mr. Arnold. The primary purpose of our Audit Committee is to assist the Board in the oversight of our accounting and financial reporting processes, the audit and integrity of our financial statements, and the qualifications and independence of our independent auditor, and to prepare any reports required of the Audit Committee under the rules of the SEC. The Audit Committee is responsible for, among other things:

•

oversight of the Company’s accounting and financial reporting processes, principles and policies, system of internal controls regarding finance and accounting and the audits of the Company’s financial statements;

•	oversight of the Company’s financial statements and the independent audit thereof;

•	selecting, evaluating and, where deemed appropriate, replacing the independent auditors;

•	evaluating the independence, qualifications and performance of the independent auditor;

•	monitoring the risk management policies and procedures of the Company; and

•	monitoring the Company’s compliance with legal and regulatory requirements.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. The Board has determined that all members of the Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq, and that Ms. Johnson and Mr. Arnold each qualify as an “audit committee financial expert” within the meaning of SEC regulations. In fiscal year 2024, the Audit Committee met six times.

Compensation Committee

Our Compensation Committee consists of Mr. Craig, Ms. Johnson, Mr. Riegel and is chaired by Mr. Craig. The responsibilities of our Compensation Committee include, among other things:

•	ensuring that the Company has a performance-based compensation structure that is designed to attract and retain the necessary talent to achieve the Company’s business goals;

•

overseeing and discharging the responsibilities of the Board relating to the compensation of the Company’s executive officers and non-employee directors, including approving the compensation of the (a) Chief Executive Officer, (b) non-employee directors, and (c) the Company’s executive officers, as recommended by the Chief Executive Officer, subject to the authority of the Compensation Committee; and

•	overseeing the Company’s overall employee benefit plans

The Compensation Committee has full authority delegated to it by the Board to determine compensation for our executive officers and non-employee directors. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors.

The Compensation Committee has the authority to use compensation consultants in connection with performance of its duties, and recently engaged an external consultant in the development of our current compensation philosophy, including with respect to the compensation of our new Chief Executive Officer and Chief Financial Officer. The Compensation Committee also oversees the administration of the Company’s equity-based compensation plans.

The Board has determined that all members of the Compensation Committee are deemed “independent” under the applicable rules and regulations of the SEC and Nasdaq. In fiscal year 2024, the Compensation Committee met six times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Craig, Ms. Johnson and Mr. Riegel, and is chaired by Mr. Riegel. The responsibilities of the Nominating and Corporate Governance Committee include, among other things:

•	identifying individuals qualified to become members of the Board;

•	selecting and recommending that the full Board select the director nominees for the next annual meeting of stockholders;

•	establishing procedures for the identification and evaluation of director candidates, including any candidates recommended by stockholders;

•

selecting and approving all nominees for Board membership, whether for the slate of director nominees to be presented for stockholder approval at the Company’s annual meeting of stockholders or any director nominees to be appointed by the Board to fill any interim director vacancy or newly created directorship;

•	identifying and recommending to the Board, individuals qualified to become Chief Executive Officer, consistent with criteria approved by the Board;

•	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

•	making recommendations to the Board regarding governance matters;

•	overseeing the orientation and facilitating the continuing education of directors; and

•	overseeing the evaluation of the Board and management.

The Board has determined that all members of the Nominating and Corporate Governance Committee are deemed “independent” under the applicable rules and regulations of Nasdaq. In fiscal year 2024, the Nominating and Corporate Governance Committee met once.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of the Board and at other times as deemed necessary. The Board’s policy is to hold executive sessions without the presence of management.

Stockholder Communications with the Board of Directors

The Board has adopted a Policy on Stockholder Communications with the Board in order to facilitate stockholder communications. Under the Policy on Stockholder Communications with the Board, stockholders are encouraged to contact the Board or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303. Stockholders wishing to formally communicate with the Board, any Board committee, the independent directors as a group or any individual director must send communications directly to the Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Rule 14a-8 under the Securities and exchange Act of 1934, as amended (the “Exchange Act”) and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

A copy of the Policy on Stockholder Communications with the Board is available on our websites at https://ir.rmcf.com/corporate-governance/governance-documents.

Compensation Committee Interlocks and Insider Participation

No current member of our Compensation Committee has ever been an executive officer or employee of ours, except for Ms. Johnson who briefly served as the Company’s Interim Chief Executive Officer from January 2024 to May 2024, as disclosed in this Proxy Statement. None of our officers currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of the Board or Compensation Committee.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

Non-employee directors are generally compensated with a combination of cash retainers for service on the Board and Board Committees, as well as an annual equity award.

Cash Retainer.    Each non-employee director is paid a cash retainer of $8,000 quarterly with the Chair of the Board receiving an additional quarterly retainer of $5,000. The Chair of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each paid an additional quarterly retainer of $2,500.

Equity Awards.    Each non-employee director receives $40,000 of restricted stock units annually on November 30, based on the 10-day volume weighted average price of the Company’s common stock as reported on the Nasdaq Global Market as of the day prior to the grant date. The restricted stock units vest as to 25% of the shares on the grant date, with the remainder vesting in equal quarterly installments over the subsequent 12 months. Equity Awards were not paid to non-employee directors in fiscal year 2024 in order to preserve shares under our 2007 Equity Compensation Plan.

Director Share Ownership Guidelines

The Board has adopted a Director Stock Ownership Policy under which non-employee directors are required to hold shares with a value equal to three times such director’s annual cash retainer for Board service (not including any retainers for service on Board committees). Directors have until the fifth anniversary of the later of (i) date of appointment or (ii) the date of adoption of the policy to meet the ownership requirements.

The following table summarizes the total compensation earned by each of our non-employee directors who served during fiscal year 2024.

Name of Non-Employee Director	Fee Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jeffrey R. Geygan(2)	$87,500	$17,407.80	$104,907.80
Starlette B. Johnson(3)	$49,048.95	$30,613	$79,661.95
Steven L. Craig	-	-	-
Mark Riegel	$62,500	$17,407.80	$79,907.80

____________

(1)         This amount reflects the aggregate grant date fair value of restricted stock awards computed in accordance with FASB accounting standards codification (“ASC Topic 718”).
(2)         Mr. Geygan was appointed as our Interim Chief Executive Officer in May 2024.
(3)         Ms. Johnson served as our Interim Chief Executive Officer from January 2024 to May 2024.

EXECUTIVE COMPENSATION

Our Compensation Committee is focused on designing a compensation program that attracts, retains, and incentivizes talented executives, motivates them to achieve our key financial, operational, and strategic goals, and rewards them for superior performance. It is also focused on ensuring that our compensation program aligns our executive officers’ interests with those of our stockholders by rewarding their achievement of specific corporate and individual performance goals.

The Company is and has in the past solicited input from stockholders regarding the executive compensation incentive plans used to motivate, retain, and reward our CEO and named executive officers. Those incentive plans, including the Annual Incentive Performance Plan, Long-Term Incentive Performance Plan (“LTIP”), and Restricted Stock Plan make up a majority of the pay that the Company provides our executives. In the past year, the Company has made a number of changes to executive compensation programs and practices, with the intent to more closely align with stockholder interests and peer public companies.

We believe that our executive compensation programs are structured in the best manner possible to support our Company and business objectives, in addition to supporting and improving upon our traditions and culture that are rooted in over 40 years of Company history.

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Our compensation programs are substantially tied into our key business objectives and the short- and long-term success of our stockholders. If the value we deliver to our stockholders declines, so does the compensation we deliver to our executives.

●	We maintain a high standard of corporate governance over our executive pay programs, regularly reviewing and adjusting to ensure the interests of management and stockholders remain closely aligned.

●

We monitor the compensation programs and pay levels of executives from companies of similar size and complexity, so that we remain competitive through our compensation programs, without paying more than is appropriate in comparison to our peer companies. In addition, our Compensation Committee, Board Chair, CEO, and Director of Human Resources engage in an ongoing talent review process to address succession and executive development for our CEO, CFO and other key executives.

As we look forward through fiscal year (“FY”) 2025 and beyond, the Company is focused on delivering high quality confectionary products to our franchise customers and the chocolate consuming public. With our new executive leadership team, the Company will drive cultural and organizational changes designed to create an energized and engaged workforce. Our executives are incentivized to increase total franchise store count, store level profitability, and Company revenue growth, while managing expenses to achieve a targeted annual level of EBITDA. The Compensation Committee believes if these goals are achieved it will result in increased Company profitability and ultimately generate strong total stockholder return (“TSR”).

In light of past low say-on-pay support by stockholders, and in an effort to seek input related to the Company’s Executive Compensation plan framework, the Compensation Committee reached out to stockholders representing over 50% of the Company’s shares outstanding. The outreach targeted a diverse group of stockholders: institutional investors, mutual funds, and individuals investors. Each call included between two and three members of the Compensation Committee.. The Committee ultimately spoke with stockholders representing 36% of our shares of common stock outstanding. The discussions were candid and productive, and we implemented numerous changes directly in response to the feedback received.

Key Changes in Response to Investor Feedback

●	Eliminated discretionary incentive awards – we developed a framework that utilizes a formulaic approach to incentives for FY 2024 and continued its use in FY 2025
●	Implemented performance-based short-term incentives – annual cash incentives based on the achievement of pre-established performance metrics for all named executive officers
●	Majority of FY 2024 LTIP is performance-based – 60% of the annual LTIP award for our named executive officers is subject to a 3-year performance period
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Adoption of Executive and Director stock ownership guidelines – as of November 10, 2023, our executives and directors are subject to stock ownership guidelines to be achieved over a 5-year period from the date of initial hire or appointment to the board at the following levels:

CEO	3x base salary
Other Named Executive Officers	1x base salary
Directors	3x annual cash retainer

Legacy issues have all been addressed and resolved

●	No problematic severance payments upon retirement
●	No single-trigger equity vesting acceleration
●	No problematic excise tax gross-up and modified single-trigger severance in current or new agreements

Investor feedback also focused on the Company’s Compensation Philosophy. In that regard, the following principles guide the Compensation Committee’s goal of ensuring competitive pay with a direct link to performance:

●	A significant portion of pay should be performance based
●	Compensation should include incentive-based pay to drive performance including both short- and long-term incentives
●	Compensation should include an opportunity for and a requirement of equity ownership to align to the interests of executive officers with those of stockholders
●	Components of compensation should be tied to business and individual performance measured against metrics that directly reflect our business performance

●	Compensation programs should generally be aligned with market practices
●	Compensation programs should serve to retain and motivate talent
●	A majority of compensation should support the alignment of the CEO and the management team with the interests of our stockholders
●

Compensation should create strong incentives for the CEO and the management team to achieve the annual business plan targets established by the Board, and to achieve the Company’s long-term strategic objectives

Compensation Program Best Practices

The Company on a go-forward basis will refrain from:

X	Single trigger cash severance benefits upon a change in control
X	Excise tax gross-up payments for executives
X	Excessive benefits or perquisites
X	Re-pricing or backdating of options without stockholder approval
X	Guaranteed salary increases and bonuses
X	Evergreen or reload stock issuance features.

The Company continues to maintain the following:

✔	A clawback policy
✔	Engagement of Independent compensation consultants
✔	Prohibitions on hedging, pledging and short sales of Company equity securities
✔	Equity-based long-term compensation
✔	“Double trigger” change in control provisions
✔	Stock ownership guidelines for executives and directors
✔	Company and senior leadership performance metrics that aim for long term value creation

We are committed to continuous improvement of our executive compensation program in a manner that deepens alignment with, and promotes the long-term interests of, our stockholders. For FY 2025, the Committee has established the executive compensation program with the intention that there be a direct correlation between the Company’s achievement of short- and long-term strategic initiatives and key performance indicators to ultimately deliver stockholder value. The Company’s incentive plans are designed to encourage senior leadership to achieve the business goals contained in the at-risk components of their respective compensation programs with a focus on long term value creation. By having more market-based and achievement-based total compensation, we seek to motivate the best management talent in pursuit of achievement of the Company’s business and financial goals and the creation of stockholder value.

The following tables summarize information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our named executive officers during FY 2024 and FY 2023. Our named executive officers for FY 2024 include Robert J. Sarlls, our former Chief Executive Officer; Starlette B. Johnson, our former Interim Chief Executive Officer; A. Allen Arroyo, our former Chief Financial Officer; and Ryan McGrath, our Sr. Vice President – Information Technology.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each named executive officer for fiscal year 2024 and fiscal year 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Robert J. Sarlls	2024	402,115	150,000	(1)	-	-	-	552,115
Former Chief Executive Officer(5)	2023	279,327	150,000	(4)	168,304	58,213	165,000	820,844	(4)
Starlette B. Johnson	2024	-	-		-	-	-	-
Former Interim Chief Executive Officer(6)	2023	-	-		-	-	-	-
A. Allen Arroyo	2024	284,808	50,000	(1)	-	-	-	334,808
Former Chief Financial Officer(7)	2023	148,077	-		-	-	-	148,077
Ryan R. McGrath	2024	163,419	-		14,910	-	-	178,329
Sr. Vice President - Information Technology	2023	125,385	-		23,760	-	-	149,145

(1)      This amount represents performance cash bonuses earned in fiscal year 2023 and paid in April, 2023.

(2)	This amount reflects the aggregate grant date fair value of restricted stock awards computed in accordance with ASC Topic 718.
(3)	This amount reflects the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718.
(4)	This amount represents a signing bonus paid to Mr. Sarlls in fiscal year 2023.
(5)	Mr. Sarlls’ employment as Chief Executive Officer was terminated on January 27, 2024.
(6)	Ms. Johnson resigned as Interim Chief Executive Officer on May 13, 2024.
(7)	Mr. Arroyo resigned as Chief Financial Officer effective May 17, 2024.

Narrative Discussion of Summary Compensation Table

Salary, Bonus and Stock Awards.    Base salary and cash bonuses for our named executive officers are reviewed on an annual basis by the Compensation Committee in conjunction with performance and upon the recommendations of our Chief Executive Officer. Our Chief Executive Officer is not present during voting or deliberation on his own compensation. Base salary adjustments and cash bonuses are awarded on a discretionary basis based on the Company’s overall performance and a review of each named executive officer’s performance. For fiscal year 2024 our Chief Executive Officer did not receive a discretionary performance bonus. The Compensation Committee did not award any base salary adjustments for the named executive officers for fiscal year 2024, except that, on June 19, 2023, Mr. Sarlls received an increase in base salary of $30,000 and Mr. Arroyo received an increase in base salary of $15,000.

Benefits.    Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for our named executive officers are participation in Company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. Our named executive officers also receive matching contributions from the Company under our 401(k) plan at a rate of 25% up to 1.5% of base salary (subject to certain limitations), which is the same benefit available to all salaried employees.

Employment Agreements

We have entered into employment agreements and/or offer letters with each of our named executive officers, except for Mr. McGrath. The material terms of such agreements are as follows:

Letter Agreement with Robert J. Sarlls

In connection with Mr. Sarlls’ appointment as the Company’s Chief Executive Officer in May 2022, the Company and Mr. Sarlls entered into an offer letter that provides for a compensation package that includes the following key elements:

•	annual base salary of $360,000;

•	performance-based annual cash bonus; and

•	stock option and restricted stock unit awards, including performance-based awards.

In setting Mr. Sarlls’ initial annual base salary, the Compensation Committee reviewed data provided by its compensation consultant, Compensation Advisory Partners, and considered the 50th percentile for annual base salary at peer companies based on this data, and determined to set Mr. Sarlls’ salary approximately 12.5% above such level in recognition of the challenges involved with providing a compelling and competitive compensation package to enable the Company to successfully recruit him to serve as Chief Executive Officer to continue to lead the Company’s transformation.

In accordance with, and in response to feedback from stockholders, the Company confirmed its commitment to tie a significant portion of executive compensation to performance going forward, the Compensation Committee determined that Mr. Sarlls’ initial annual cash incentive bonus opportunity should represent a significant portion of his total annual cash compensation, and set his initial annual cash incentive bonus to represent 50% of his annual base salary, or $180,000 for fiscal year 2023, at target level performance based on achievement of Company performance goals established by the Compensation Committee for applicable fiscal year, with the opportunity to receive up to 200% of annual target bonus for maximum performance. Mr. Sarlls’ annual cash incentive bonus for fiscal 2023 was earned based on achievement of the same performance goals that were already established by the Compensation Committee for the Company’s annual cash incentive bonus program for fiscal year 2023. The payment for any annual cash incentive bonus earned by Mr. Sarlls’ for fiscal 2023 was pro-rated based on his start date.

To further demonstrate the Compensation Committee’s commitment to tying a majority of Chief Executive Officer pay to performance, the Compensation Committee determined that all of the equity incentive compensation to be awarded to Mr. Sarlls should be earned based on performance and should represent an equal portion of his total compensation as his annual base salary. Accordingly, the Compensation Committee determined that Mr. Sarlls be awarded equity incentive grants with a grant date fair value of approximately $360,000 at target performance. The Compensation Committee evaluated the incentives provided by various forms of equity incentive compensation awards and determined that Mr. Sarlls’ awards should be 50% in the form of performance-vesting restricted stock units, or 27,668 RSUs, and 50% in the form of stock options, or 27,668 stock options, that vest over time based on his continued service.

The performance-vesting RSUs will vest following the end of the Company’s fiscal year ending February 2025 with respect to the target number of RSUs if the Company achieves an annualized total shareholder return of 12.5% for the performance period commencing on the Start Date and ending at the end of the Company’s fiscal year ending February 2025, subject to Mr. Sarlls’ continued service through the end of the performance period. The Compensation Committee has discretion to determine the number of RSUs between 0-200% of the target number that will vest based on achievement of performance below or above the target performance goal. As a result of Mr. Sarll’s termination, Service-based RSU awards in the amount of 69,521 were forfeited.

The Compensation Committee determined that stock options should represent a significant portion of Mr. Sarlls’ initial equity incentive compensation awards in recognition of their inherent tie to the Company’s stock price performance: because an option holder is economically motivated to exercise the option only if the current stock price is above the exercise price, time-vesting stock options inherently reward increases in the Company’s stock price over time. The stock options granted to Mr. Sarlls’ vested with respect to 1/3 of the shares on the last day of fiscal year 2023 (February 28, 2023), and were scheduled to vest in equal quarterly increments on the last day of each quarter ending after that date until the last day of the Company’s fiscal year ending February 2025, however, as described below, as a result of Mr. Sarlls’ termination, unvested stock options in the amount of 11,528 were forfeited.

Mr. Sarlls’ offer letter contained a double-trigger requirement in connection with any change of control payments. Subject to the terms and conditions set forth in the offer letter, if, at any time, the Company terminated Mr. Sarlls’ employment without cause (as defined in the offer letter) (other than as a result of his death or disability or he terminates his employment for good reason (as defined in the offer letter), then he would have been able to receive the amounts following severance payments and benefits:

•

Cash payment equal to 15 months of his then-current base salary, payable in installments in accordance with the Company’s normal payroll procedures, or in a lump sum if such termination occurs on or within two years following a change in control event.

•

Cash payment equal to a pro-rated portion of his then-current annual bonus for the fiscal year that includes such termination date, based on actual achievement of Company performance goals for that fiscal year, to be paid at the same time such annual bonus would have been paid had his employment not terminated.

•

Continued COBRA coverage under the Company’s group health plan premiums for 12 months, unless he obtains health care coverage from another source (e.g., a new employer or spouse’s benefit plan), or ceases to be entitled to COBRA continuation coverage under the Company’s group health plan, before then.

Thus, there is no single trigger change of control; a change of control would have only impacted the timing of a payment if the Company terminated Mr. Sarlls’ employment without cause (as defined in the offer letter) (other than as a result of his death or disability or he terminated his employment for good reason (as defined in the offer letter)).

In structuring Mr. Sarlls’ compensation package, the Compensation Committee employed practices that reflect the Company’s commitment to good compensation governance and to address prior years’ say on pay voting results and considering comments from the Company’s stockholders:

Compensation Best Practices	Compensation Practices Eliminated
• Performance-based compensation that uses a variety of performance measures and performance periods.	• No excessive cash payments triggered by Chief Executive Officer termination.

• A substantial majority of executive pay “at risk,” based on a mix of financial, operational and stock price performance metrics.	• No accelerated vesting of equity incentive compensation triggered by Chief Executive Officer termination.

• Maximum incentive award payouts.	• No excessive perquisites.

Robert J. Sarlls Separation Agreement

Effective January 27, 2024, the Company terminated the services of Mr. Sarlls and entered into a separation agreement which specified that, due to the involuntary termination, certain cash payments would be made. These severance payments and the Company’s share of associated payroll taxes in the amount of approximately $660,000 will occur over a 15-month period. The Company accrued a total of approximately $692,000 for all cash payments to be made to Mr. Sarlls pursuant to the separation agreement.

In addition, all unvested RSU awards and stock options were cancelled upon effectiveness of the separation agreement. Stock options in the amount of 11,528 were cancelled as the employee had not met the service vesting condition as of the date of the separation agreement. Vested stock options in the amount of 16,140 could be exercised during the post termination exercise period as specified in the original option agreement. These shares had not yet been exercised as of February 29, 2024.

Service-based RSU awards in the amount of 27,130 shares were cancelled pursuant to the separation agreement as the employee had not met the required service conditions as of the date of the separation agreement. Performance-based awards totaling 46,630 shares were cancelled as the required performance and service conditions had not been met as of the date of termination. Because the required performance conditions had not yet been met and the requisite service had not been provided by the employee, the Company reversed all previously recorded stock-based compensation in the amount of $69,000 in accordance with ASC 718.

Letter Agreement with Starlette B. Johnson

On March 25, 2024, we entered into an offer letter with Ms. Johnson in connection with her appointment as Interim Chief Executive Officer, which provides that Ms. Johnson was entitled to receive (i) an annual base salary of $390,000, (ii) performance-based annual cash bonuses, (iii) equity awards, and (iv) customary employee benefits. Pursuant to the Offer Letter, Ms. Johnson served as an “at-will” employee of the Company, with no specified term as Interim Chief Executive Officer. On May 13, 2024, Ms. Johnson resigned as Interim Chief Executive Officer. As a result of her resignation, Ms. Johnson was entitled to $84,144 and will not receive an annual bonus.

Letter Agreement with A. Allen Arroyo

In connection with Mr. Arroyo’s appointment as the Company’s former Chief Financial Officer in July 2022, the Company and Mr. Arroyo entered into an offer letter that provides for a compensation package that included the following key elements:

•	annual base salary of $275,000;

•	performance-based annual cash bonus; and

•	stock option and restricted stock unit awards, including performance-based awards.

In setting Mr. Arroyo’s initial annual base salary, the Compensation Committee reviewed data provided by its compensation consultant, Compensation Advisory Partners, and considered the 50th percentile for annual base salary at peer companies based on this data, and determined to set Mr. Arroyo’s salary approximately 9.6% above such level in recognition of the challenges involved with providing a compelling and competitive compensation package to enable the Company to successfully recruit him to serve as Chief Financial Officer to continue to lead the Company’s transformation.

In accordance with, and in response to feedback from stockholders, the Company confirmed its commitment to tie a significant portion of executive compensation to performance going forward, the Compensation Committee determined that Mr. Arroyo’s initial annual cash incentive bonus opportunity should represent a significant portion of his total annual cash compensation, and set his initial annual cash incentive bonus to represent 30% of his annual base salary, at target level performance based on achievement of Company performance goals established by the Compensation Committee for applicable fiscal year, with the opportunity to receive up to 100% of annual target bonus for maximum performance. Mr. Arroyo’s annual cash incentive bonus for fiscal 2023 was earned based on achievement of the same performance goals that were already established by the Compensation Committee for the Company’s annual cash incentive bonus program for fiscal year 2023. The payment for any annual cash incentive bonus earned by Mr. Arroyo’ for fiscal 2023 was pro-rated based on his start date.

To further demonstrate the Compensation Committee’s commitment to tying a majority of Chief Financial Officer pay to performance, the Compensation Committee determined that all of the equity incentive compensation to be awarded to Mr. Arroyo should be earned based on performance and should represent an equal portion of his total compensation as his annual base salary. Accordingly, the Compensation Committee determined that Mr. Arroyo be awarded equity incentive grants with a grant date fair value of approximately $192,000 at target performance. The Compensation Committee evaluated the incentives provided by various forms of equity incentive compensation awards and determined that Mr. Arroyo’s awards should be 70% in the form of performance-vesting restricted stock units, or 19,778 RSUs, and 30% in the form of stock options, or 8,476 stock options, that vest over time based on his continued service.

The performance-vesting RSUs were scheduled to vest following the end of the Company’s fiscal year ending February 2025 with respect to the target number of RSUs if the Company achieves an annualized total shareholder return of 12.5% for the performance period commencing on the Start Date and ending at the end of the Company’s fiscal year ending February 2025, subject to Mr. Arroyo’s continued service through the end of the performance period. The Compensation Committee has discretion to determine the number of RSUs between 0-100% of the target number that will vest based on achievement of performance below or above the target performance goal. As a result of Mr. Arroyo’s resignation, RSU awards in the amount of 60,913 were forfeited.

The Compensation Committee determined that stock options should represent a significant portion of Mr. Arroyo’s initial equity incentive compensation awards in recognition of their inherent tie to the Company’s stock price performance: because an option holder is economically motivated to exercise the option only if the current stock price is above the exercise price, time-vesting stock options inherently reward increases in the Company’s stock price over time. One third of the stock options granted to Mr. Arroyo vested on February 28, 2023. Following February 28, 2023 the remaining stock options granted to Mr. Arroyo vested quarterly in increments of one twelfth, with the full vested amount being reached on February 28, 2025. As described below, as a result of Mr. Arroyo’s termination, unvested stock options in the amount of 3,990 were forfeited.

Mr. Arroyo’s offer letter contained a double-trigger requirement in connection with any change of control payments. Subject to the terms and conditions set forth in the offer letter, if, at any time, the Company terminated Mr. Arroyo’s employment without cause (as defined in the offer letter) (other than as a result of his death or disability or he terminates his employment for good reason (as defined in the offer letter), then he would have been able to receive the amounts following severance payments and benefits:

•

Cash payment equal to 9 months of his then-current base salary, payable in installments in accordance with the Company’s normal payroll procedures, or in a lump sum if such termination occurs on or within two years following a change in control event.

•

Cash payment equal to a pro-rated portion of his then-current annual bonus for the fiscal year that includes such termination date, based on actual achievement of Company performance goals for that fiscal year, to be paid at the same time such annual bonus would have been paid had his employment not terminated.

•

Continued COBRA coverage under the Company’s group health plan premiums for 9 months, unless he obtains health care coverage from another source (e.g., a new employer or spouse’s benefit plan), or ceases to be entitled to COBRA continuation coverage under the Company’s group health plan, before then.

Thus, there is no single trigger change of control; a change of control would have only impacted the timing of a payment if the Company terminated Mr. Arroyo’s employment without cause (as defined in the offer letter) (other than as a result of his death or disability or he terminated his employment for good reason (as defined in the offer letter)).

In structuring Mr. Arroyo’s compensation package, the Compensation Committee employed practices that reflect the Company’s commitment to good compensation governance and to address prior years’ say on pay voting results and considering comments from the Company’s stockholders:

Effective May 17, 2024, Mr. Arroyo resigned as our Chief Financial Officer. As a result of his resignation, 60,913 of Mr. Arroyo’s unvested restricted stock units and 3,990 of Mr. Arroyo’s unvested stock options were forfeited.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our Company.

Potential Payments upon Termination or Change of Control

We have arrangements with certain of our named executive officers providing for post-employment payments under certain conditions, as described above and in “Letter Agreement with Robert J Sarlls”, the “Letter Agreement with A. Allen Arroyo” and the “Letter Agreement with Starlette B. Johnson”.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning unexercised stock options and stock awards that had not vested for each of the named executive officers as of February 29, 2024:

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)		Number of Securities Underlying Unexercised Options (#) (Un-exercisable)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert Sarlls	5/9/2022	27,668	(1)	11,528	(1)	6.38	5/9/2032	-	-	(2)
Allen Arroyo	8/10/2022	8,476	(1)	3,990	(1)	6.85	8/10/2032	-	-	(2)
Allen Arroyo	8/11/2023	-		-		-	-	41,135	166,597	(2)
Ryan R. McGrath	3/27/2019	-		-		-	-	3,000	13,499

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our principal executive officers and the other named executive officers (as calculated in accordance with Item 402(v) of Regulation S-K).

Year	Summary Compensation Table Total for PEO 1(2)		Summary Compensation Table Total for PEO 2(3)		Compensation Actually Paid to PEO 1(2)(5)		Compensation Actually Paid to PEO 2(3)(6)		Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(4)(7)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(8)	Net Loss (thousands)(9)	Earnings Per Share
2024(1)	$	N/A		$552,115	$	N/A		$552,115	$158,734	$143,545	$125.25	$(4,661.19)	$(0.66)
2023		$1,497,258		$820,844		$1,497,258		$872,311	$872,594	$727,885	$148.39	$(5,680.78)	$(0.91)
2022		$968,686	$	N/A		$612,018	$	N/A	$228,375	$238,042	$94.71	$(341.70)	$(0.06)

(1) PEO 1: Bryan Merryman served as the CEO in fiscal year 2022 and fiscal year 2023 (until May 8, 2022). PEO 2: Robert Sarlls was the CEO in fiscal year 2023, effective as of effective as of May 9, 2022, until January 27, 2024).

(2) These amounts reflect compensation of Mr. Merryman who resigned as the Company’s Interim President and CEO effective May 9, 2022.

(3) These amounts reflect compensation of Mr. Sarlls who was appointed the Company’s CEO effective May 9, 2022 until January 27, 2024.

(4) Non-PEO NEOs for fiscal year 2023 were Edward L. Dudley, our former Senior Vice President — Sales and Marketing, and Gregory L. Pope, Sr., our former Senior Vice President — Franchise Development. Non-PEO NEOs for fiscal year 2024 were A. Allen Arroyo CFO, Ryan McGrath Senior VP – Information Technology, Kara Conklin VP Franchise Development, and Donna Coupe VP Franchisee Support and Training.

(5) The amounts reported represent the “compensation actually paid” to PEO 1, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to PEO 1 in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our principal in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid.

(a)	The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

(b)

The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year and the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$-	$-	$-	$-	$-	$-	$-
2022	$-	$-	$-	$252,688.11	$-	$-	$252,688.11

(6)

The amounts reported represent the “compensation actually paid” to PEO 2, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to PEO 2 in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our principal in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid.

(a)	The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

(b)

The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year and the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$-	$-	$-	$291.69	$-	$-	$291.69
2022	$-	$-	$-	$(1,008.08)	$-	$-	$9,667.44

(7)

The amounts reported represent the “compensation actually paid” to our Non-PEO NEOs, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our Non-PEO NEOs in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our principal in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid.

(a)	The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

(b)

The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year and the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$-	$-	$-	$-	$-	$-	$-
2022	$-	$-	$-	$252,688.11	$-	$-	$252,688.11

(8)

Total shareholder return (“TSR”) is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(9)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Relationship between Compensation Actually Paid for PEO and Non-PEO NEOs (Average) vs. Total Shareholder Return

The following chart shows the relationship between the compensation actually paid to our PEOs and the average of the compensation actually paid to Non-PEO NEOs, with our cumulative TSR for the fiscal years ended February 29, 2024 and February 28, 2023. TSR amounts reported in the graph assume an initial fixed investment of $100 on February 28, 2023.

Relationship between Compensation Actually Paid for PEO and Non-PEO NEOs (Average) vs. Net Loss

The following chart shows the relationship between Compensation Actually Paid to our PEOs and Average Compensation Actually Paid to our Non-PEO NEOs, and Net Loss.

Relationship between Compensation Actually Paid for PEO and Non-PEO NEOs (Average) vs. Earnings Per Share

The following chart shows the relationship between Compensation Actually Paid to our PEOs and Average Compensation Actually Paid to our Non-PEO NEOs, and our Earnings Per Share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock by (i) each of our directors and director nominees, (ii) each of our named executive officers named in the Summary Compensation Table under “Executive Compensation,” (iii) all our directors, director nominees and executive officers as a group, and (iv) each person or group known by us to own more than 5% of our common stock The percentages reflect beneficial ownership, as determined in accordance with the SEC’s rules, as of June 28, 2024 and are based on 6,341,595 shares of common stock outstanding as of June 28, 2024. Except as noted below, the address for all beneficial owners in the table below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Executive Officers:
Jeffrey R. Geygan(2)(3)	1,234,816	19.47%
Starlette B. Johnson	14,068	* %
Mark O. Riegel	12,708	* %
Steven L. Craig	-	* %
Charles B. Arnold	1,024	* %
Ryan R. McGrath	12,000	* %
All directors, director nominees and executive officers as a group (6 persons)	1,274,616	20.10%
Greater than 5% Stockholders
Global Value Investment Corp.(3)	1,190,071	18.77%
FMR LLC(4)	579,368	9.14%
Wax Asset Management, LLC(5)	572,196	9.02%
Bradley L. Radoff(6)	458,548	7.23%
Franklin E. Crail	364,683	5.75%
Renaissance Technologies LLC(7)	334,324	5.27%

*	Represents less than 1% of the number of shares of our common stock outstanding as of June 28, 2024.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons listed in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes shares issuable upon vesting of shares of restricted stock held by the respective person or group that will vest within 60 days of June 28, 2024 and pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of June 28, 2024.

(2)

Includes (i) 44,745 shares of common stock, and (ii) 1,190,071 shares of common stock through Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp, which Mr. Geygan, as chief executive officer and principal of Global Value Investment Corp., may be deemed to beneficially own. See footnote 3.

(3)	Based in part on the information contained in a filing on Schedule 13DA filed with the SEC on June 13, 2024. The address of Global Value Investment Corp. is 1433 N. Water Street, Suite 400, Milwaukee, Wisconsin 53202.
(4)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 9, 2023. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(5)	Based solely on the information contained in a filing on Schedule 13G filed with the SEC on February 8, 2024. The address of Wax Asset Management, LLC is 44 Cherry Lane, Madison, CT 06443.
(6)	Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on August 4, 2023. The address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.
(7)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 13, 2024. The address of Renaissance Technologies LLC is 800 Third Avenue, New York, New York 10022. Summer Street, Boston, Massachusetts 02210.

Changes in Control

We are not aware of or a party to any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

Based solely upon a review of Forms 3 and 4 (and amendments thereto) and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of any class of our equity securities failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during our most recent fiscal year, except that Jeffrey R. Geygan filed one late Form 4 reporting the acquisition of the Company’s common stock and Global Value Investment Corp. filed one late Form 4 reporting the acquisition of the Company’s common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to the Company’s equity compensation plan, as of February 29, 2024, which consists solely of the Company’s 2007 Equity Incentive Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(2)
Equity compensation plans approved by the Company’s stockholders	178,656	6.49	183,974
Equity compensation plans not approved by the Company’s stockholders	-	-	-
Total	178,656	6.49	183,974

(1)	Awards outstanding under the 2007 Equity Incentive Plan as of February 29, 2024 consist of 160,958 unvested restricted stock units.
(2)

Represents shares remaining available under the Company’s 2007 Equity Incentive Plan. Shares available for future issuances under the 2007 Equity Incentive Plan may be issued in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and performance units, and other stock and cash-based awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions

Other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation” and “Director Compensation,” respectively, since March 1, 2022, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Policies and Procedures for Approving Transactions with Related Persons

The Board has adopted a Related Party Transaction Policy setting forth the policies and procedures for the review and approval or ratification of related-party transactions. This policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant and a related party had or will have a direct or indirect material interest, as determined by the Audit Committee of the Board, including, without limitation, purchases of products or services by or from the related party or entities in which the related party has a material interest, and indebtedness, guarantees of indebtedness or employment by us of a related party. The text of the Related Party Transaction Policy is available under the “Governance” tab on the “Investors” section of our website at www.rmcf.com.

INDEPENDENT AUDITORS AND RELATED FEES

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services of Independent Auditors

Our Audit Committee is responsible for appointing, approving fees and overseeing the working of the Company’s independent registered public accounting firm. As part of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered accounting firm for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee, or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

Principal Accountant Fees and Services

The following table shows the aggregate fees paid or accrued by the Company to our independent auditor, Plante & Moran, PLLC for the audit and other services provided in fiscal year 2024 and fiscal year 2023:

	2024	2023
Audit Fees	$49,600	$232,674
Audit-related Fees	-	4,500
Tax Fees	-	36,150
Total	$49,600	$273,324

The following table shows the aggregate fees paid or accrued by the Company to our independent auditor, CohnReznick LLP for the audit and other services provided in fiscal year 2024 and fiscal year 2023:

	2024	2023
Audit Fees	$326,454	$-
Audit-related Fees	-	-
Tax Fees	86,000	-
Total	$412,454	$-

Audit Fees.    Audit fees in fiscal year 2024 and fiscal year 2023 consist of for fees billed for the audit of our annual financial statements and the review of the interim financial statements.

Audit-Related Fees.     Audit-related fees in fiscal year 2024 and fiscal year 2023 consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company’s financial statements, and accounting consultations about the application of generally accepted accounting principles to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

Tax Fees.    Tax fess in fiscal year 2024 and fiscal year 2023 consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

REPORT OF THE AUDIT COMMITTEE

The following is the report of our Audit Committee with respect to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended February 29, 2024, filed with the SEC on June 13, 2024 (the “Annual Report”). The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Review and Discussions with Management and Independent Accountants

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company, and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not ensure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the Company’s independent registered public accounting firm is in fact “independent.”

The Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 29, 2024 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure and letter required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended February 29, 2024 filed with the SEC.

Submitted by the Audit Committee

Audit Committee: Starlette B. Johnson, Chair Steven Craig Mark O. Riegel

PROPOSALS TO BE VOTED ON

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will vote on the election of five director nominees named in this Proxy Statement as directors, each to serve until our 2025 Annual Meeting and until their respective successors are elected and qualified. The Board has unanimously nominated each of our five existing directors for election to the Board at the Annual Meeting.

All of our nominees have indicated their willingness to serve if elected, but if any should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute as the Company may designate, unless a contrary instruction is indicated in the proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF OUR DIRECTOR NOMINEES.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF PLLCCOHNREZNICK LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected CohnReznick LLP as the Company’s independent registered public accounting firm to audit our financial statements for the fiscal year ending February 28, 2025. Although stockholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of CohnReznick LLP for ratification to obtain the views of stockholders and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will reconsider whether or not to retain CohnReznick LLP.

Representatives of CohnReznick LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF COHNREZNICK LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2025.

PROPOSAL THREE: APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

We are offering our stockholders an opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). The say-on-pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this Proxy Statement. The Board of Directors and our Compensation Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation elements and the overall program design, as it relates to our named executive officers. We will hold this vote on an annual basis.

Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement as it relates to our named executive officers.

Prior to casting your vote on this proposal, you are encouraged to read this Proxy Statement, and in particular the section entitled “Executive Compensation,” including the compensation tables and narrative discussion, for a more detailed discussion of our compensation philosophy, objectives and programs.

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE, IN AN ADVISORY MANNER, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR: APPROVAL OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2024 OMNIBUS INCENTIVE COMPENSATION PLAN

BACKGROUND

On June 25, 2024 (the “Effective Date”), the Board approved the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan (the “2024 Plan”), subject to approval of the 2024 Plan by our stockholders at the 2024 Annual Meeting of the Company’s Stockholders. Awards, other than restricted stock, may be granted under the 2024 Plan on and after the Effective Date; but no such awards may be exercised, vested, paid or otherwise settled, or any shares of common stock issued, unless and until our stockholders approve the 2024 Plan. Restricted stock may only be granted if and after our stockholders approve the 2024 Plan. If the stockholders of the Company approve the 2024 Plan, no further awards shall be granted under the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan, as amended (the “Prior Plan”), after the date of such approval; if the stockholders of the Company do not approve the 2024 Plan, the Prior Plan shall remain in effect for the grant of awards thereunder.

In assessing the appropriate terms of the 2024 Plan, the Board considered, among other items, our compensation philosophy and practices, as well as feedback from other stakeholders. The Board believes that awards tied to our common stock and Company performance promote the long-term success of the Company and views the 2024 Plan as an essential element of the Company’s overall compensation program.

The Board believes that the 2024 Plan (i) assists the Company in attracting, retaining and motivating our employees, officers, directors and consultants; (ii) provides equitable and competitive compensation opportunities; (iii) recognizes individual contributions; and (iv) rewards goal achievement and aligns the interests of the participants with those of our stockholders.

The following summary of the material terms of the 2024 Plan is qualified in its entirety by reference to the complete text of the 2024 Plan, which is attached hereto as Annex A.

Expected Duration

We expect that the shares available under the 2024 Plan for future awards, if the 2024 Plan is approved by our stockholders, will be sufficient for currently anticipated awards for the next three years. Expectations regarding future share usage could be impacted by a number of factors such as: (i) the future performance of our stock price; (ii) hiring and promotion activity at the executive level; (iii) the rate at which shares are returned to the 2024 Plan reserve upon awards’ expiration, forfeiture or cash settlement without the issuance of the underlying shares; (iv) factors involved in acquiring other companies; and (v) other factors. While we believe that the assumptions used are reasonable, future share usage may differ from current expectations.

SUMMARY OF 2024 OMNIBUS INCENTIVE COMPENSATION PLAN

Eligibility

Employees and consultants of the Company and its affiliates are eligible to receive awards under the 2024 Plan, including all of our executive officers (currently 6) and approximately150 other employees and consultants. Non-employee directors (currently 4) are also eligible to receive awards under the 2024 Plan. Incentive stock options (“ISOs”), however, may only be granted to employees of the Company and its corporate subsidiaries.

Administration

We will bear all expenses of the 2024 Plan, and our Compensation Committee will administer the plan. The Compensation Committee has the authority to grant awards to such eligible persons and upon such terms and conditions (not inconsistent with the provisions of the 2024 Plan) as it may consider appropriate. Among the Compensation Committee’s powers is the authority to (i) determine the form, amount and other terms and conditions of awards; (ii) clarify, construe or resolve any ambiguity in any provision of the 2024 Plan or any award agreement; (iii) amend the terms of outstanding awards, subject to the grantee’s consent in certain cases and the 2024 Plan’s prohibitions against repricing of awards without stockholder approval; and (iv) adopt such rules, forms, instruments and guidelines for administering the 2024 Plan as the Compensation Committee deems necessary or proper. The Compensation Committee may delegate any or all of its administrative authority to one or more of our officers, except with respect to awards to non-employee directors and executive officers, including executive officers who are subject to Section 16 of the Exchange Act. Based on service, performance and/or other factors or criteria, the Compensation Committee may, after grant of the award, accelerate the vesting of all or any part of the award. Notwithstanding the foregoing, any exercise of discretion regarding awards for non-employee directors must be approved by our Board.

Share Limits and Share Counting Provisions

Under the terms of the 2024 Plan, the maximum number of shares of our common stock reserved for delivery in settlement of awards shall be an aggregate of (i) 600,000 shares of our common stock, $0.001 par value per share, plus (ii) that number of shares of common stock remaining available for issuance as of the Effective Date under the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan, as amended (the “Prior Plan”) (that is, shares of common stock not subject to outstanding awards under the Prior Plan nor delivered from the shares of common stock reserved under the Prior Plan), plus (iii) that number of shares of common stock subject to awards granted under the Prior Plan that are outstanding as of the Effective Date and which become available in accordance with the provisions below after the stockholders of the Company approve the Plan. The total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the 2024 Plan may not exceed 600,000 shares of common stock.

Shares of common stock covered by an award shall only be counted as used to the extent actually used. A share of common stock issued in connection with an award under the 2024 Plan shall reduce the total number of shares of common stock available for issuance under the 2024 Plan by one; provided, however, that, upon settlement of a stock appreciation right (“SAR”), the total number of shares available for issuance under the 2024 Plan shall be reduced by the gross number of shares underlying the portion of the SAR that is exercised. If any award under the 2024 Plan or any award under the Prior Plan that is outstanding as of the Effective Date terminates without the delivery of shares of common stock, whether by lapse, forfeiture, cancellation or otherwise, the shares of common stock subject to such award, to the extent of any such termination, shall again be available for grant under the 2024 Plan. Notwithstanding the foregoing, upon the exercise of any such award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of shares of common stock as to which the award is exercised, and such number of shares shall no longer be available for awards under the 2024 Plan. If any shares subject to an award granted under the 2024 Plan or any award granted under the Prior Plan that is outstanding as of the Effective Date are withheld or applied as payment in connection with the exercise of such award or the withholding or payment of taxes related thereto or separately surrendered by the participant for any such purpose, such returned shares of common stock will be treated as having been delivered for purposes of determining the maximum number of shares remaining available for grant under the 2024 Plan and shall not again be treated as available for grant under the 2024 Plan. The number of shares available for issuance under the 2024 Plan may not be increased through the purchase of shares on the open market with the proceeds obtained from the exercise of any options or purchase rights granted under the 2024 Plan or the Prior Plan. Notwithstanding the foregoing, however, in the case of any substitute award granted in assumption of or in substitution for an entity award issued by an acquired entity, shares delivered or deliverable in connection with such substitute award shall not be counted against the number of shares reserved under the 2024 Plan (to the extent permitted by applicable stock exchange rules), and available shares of stock under a stockholder-approved plan of an acquired entity (as appropriately adjusted to reflect the transaction) also may be used for awards under the 2024 Plan, and shall not reduce the number of shares otherwise available under the 2024 Plan (subject to applicable stock exchange requirements).

If a dividend or other distribution (whether in cash, shares or other property) (excluding ordinary dividends or distributions), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or the repurchase or exchange of shares of our common stock or other securities, or other rights to purchase shares of our securities or other similar transaction or event, affects our shares of common stock such that the Compensation Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2024 Plan, the Compensation Committee shall make an equitable change or adjustment as it deems appropriate in the number and kind of securities that may be issued pursuant to awards under the 2024 Plan, the per individual limits on the awards that can be granted in any calendar year and any outstanding awards and the related exercise prices (as defined below) relating to any such awards, if any.

Grant Limits

A non-employee director may not be granted awards under the 2024 Plan in a single fiscal year of the Company that, taken together with any cash fees paid for the director’s service as a director during the year, exceeds $250,000 in total value (calculating the value of such awards based on the grant date fair value for financial accounting purposes.

Types of Awards

The 2024 Plan permits the grant of any or all of the following types of awards to grantees: (i) stock options, including non-qualified options and ISOs; (ii) SARs; (iii) restricted stock; (iv) deferred stock and restricted stock units; (v) performance units and performance shares; (vi) dividend equivalents; and (vii) other stock-based awards.

Generally, awards under the 2024 Plan are granted for no consideration other than prior and/or future services. Awards granted under the 2024 Plan may, in the discretion of the Compensation Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2024 Plan or any other plan of ours; provided, however, that if a SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term, and the exercise price of the SAR may not be less than the exercise price of the related ISO. The material terms of each award will be set forth in a written or electronic award agreement between the grantee and the Company. The agreements will specify when the award may become vested, exercisable or payable. No right or interest of a participant in any award will be subject to any lien, obligation or liability of the participant. The laws of the State of Delaware govern the 2024 Plan. The 2024 Plan is unfunded, and we will not segregate any assets for grants of awards under the 2024 Plan. The 2024 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

Other than awards excluded from the minimum vesting requirement as set forth herein, no award may be granted under the 2024 Plan that will be eligible to vest earlier than 12 months after the date of grant and/or have a performance period of less than 12 months. Notwithstanding the foregoing, the following awards shall not be subject to the foregoing minimum vesting requirements: any (i) awards granted in connection with awards issued by an acquired entity that are assumed, converted or substituted pursuant to the 2024 Plan; (ii) shares of common stock delivered in lieu of fully vested cash obligations; (iii) awards granted to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant of the award and the next annual meeting of the Company’s stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting of the Company’s stockholders; and (iv) additional awards that the Committee may grant without regard to the foregoing minimum vesting requirements up to a maximum of five percent (5%) of the number of shares of common stock that are available for issuance under the 2024 Plan (subject to adjustment as set forth in the 2024 Plan). The foregoing restrictions do not limit the Compensation Committee’s authority to accelerate, or provide for the acceleration of, the vesting of all or any part of any award granted under the 2024 Plan.

Stock Options and SARs

The Compensation Committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our parent or subsidiary corporations). A stock option allows a grantee to purchase a specified number of our shares at a predetermined price per share (the “Option Exercise Price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share (the “SAR Exercise Price”). The Option Exercise Price or SAR Exercise Price will be determined by the Compensation Committee and set forth in the award agreement, but neither may be less than the fair market value of a share on the grant date (110 percent of the fair market value in case of certain ISOs or SARs granted in tandem with certain ISOs).

The term of each option or SAR is determined by the Compensation Committee and set forth in the award agreement, except that the term may not exceed 10 years (five years in case of certain ISOs or SARs granted in tandem with certain ISOs). Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or, with the approval of the Compensation Committee, by delivering shares of common stock previously owned by the grantee, by the withholding of shares of common stock to be acquired upon the exercise of such option or by delivering restricted shares of common stock. The Compensation Committee may also permit a grantee to pay the Option Exercise Price through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as nonqualified options. No participant may be granted SARs in tandem with ISOs, which are first exercisable in any calendar year for shares of Company stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000.

Restricted Shares

The Compensation Committee may award restricted shares consisting of shares of common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Compensation Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. Unless the award agreement eliminates such rights, a grantee receiving restricted shares will have the right to vote the restricted shares and to receive any dividends payable on such restricted shares if and at the time the restricted shares vest (such dividends to either be deemed reinvested into additional restricted shares subject to the same terms as the restricted shares to which such dividends relate or accumulated and paid in cash when the restricted shares vest). Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Compensation Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of our shares of common stock at the end of specified deferral periods or upon the occurrence of a specified event. A restricted stock unit award is the grant of a right to receive a specified number of our shares of common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. Unless the agreement eliminates such rights, however, a grantee receiving restricted stock units or deferred stock will receive dividend equivalents with respect to restricted stock units or deferred stock, and such dividend equivalents will either be deemed to be reinvested in additional shares of restricted stock units or deferred stock subject to the same terms as the shares of restricted stock or deferred stock to which such dividend equivalents relate or accumulated and paid in cash only if the related restricted stock units or deferred stock becomes vested and payable.

Performance Units

The Compensation Committee may grant performance units, which entitle a grantee to cash or shares of common stock conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee and reflected in the award agreement. The Compensation Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares

The Compensation Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee and reflected in the award agreement. The Compensation Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of our shares. Dividend equivalents may be paid directly to grantees upon vesting or may be deferred for later delivery under the 2024 Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in our shares, other awards or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2024 Plan also authorizes the Compensation Committee to grant awards that are valued in whole or in part by reference to or otherwise based on shares of our common stock. The Compensation Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards

The Compensation Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition to awards being granted or becoming exercisable or payable under the 2024 Plan, or as a condition to accelerating the timing of such events. Any applicable performance measure may be applied on a pre- or post-tax basis. An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. Notwithstanding the foregoing, the vesting, exercise or payment of an award (other than a performance-based award) can be conditioned on mere continued employment or service.

Settlement of Awards

Awards generally may be settled in cash, shares of our common stock, other awards or other property, in the discretion of the Compensation Committee to the extent permitted by the terms of the 2024 Plan.

Change of Control

If there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of our shares or assets (a “Corporate Transaction”) that results in a Change in Control (as defined in the 2024 Plan), and the outstanding awards are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Compensation Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the terms of the 2024 Plan or the Compensation Committee accelerates the vesting of any such awards) and, with respect to any vested and nonforfeitable awards, the Compensation Committee shall either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction and/or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our shares and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee. If any other award is not vested immediately prior to the consummation of the Corporate Transaction, such award will be cancelled without any payment to the grantee. Additionally, outstanding time-based awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) generally shall vest and become non-forfeitable upon a Change in Control; outstanding time-based awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) generally shall vest and become non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within 12 months after the Change in Control (provided such accelerated vesting does not violate Section 409A of the Code). Outstanding performance-based awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be prorated and vest at target; outstanding performance-based awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be converted into time-based awards and will become vested and non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within 12 months after the Change in Control (provided such accelerated vesting does not violate Section 409A of the Code). The foregoing actions are subject to compliance with Section 409A of the Code.

Amendment and Termination of the 2024 Plan

The 2024 Plan may be amended, suspended or terminated by our Board without further stockholder approval, unless such stockholder approval of any such amendment is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our shares of common stock are then listed or quoted. An amendment will be contingent on approval of our stockholders if the amendment would (i) increase the benefits accruing to participants under the 2024 Plan, including without limitation, any amendment to the 2024 Plan or any agreement to permit a repricing or decrease in the exercise price of any outstanding awards, (ii) increase the aggregate number of shares of common stock that may be issued under the 2024 Plan, or (iii) modify the requirements as to eligibility for participation in the 2024 Plan. In addition, subject to the terms of the 2024 Plan, no amendment or termination of the 2024 Plan may materially and adversely affect the right of a grantee under any outstanding award granted under the 2024 Plan without the participant’s consent.

Unless earlier terminated by our Board, the 2024 Plan will terminate when no shares of common stock remain reserved and available for issuance and no other awards remain outstanding or, if earlier, on the day immediately preceding the tenth anniversary of the Effective Date.

Stockholder Rights

No grantee shall have any rights as a stockholder of the Company until such award is settled by the issuance of common stock, other than awards for which certain voting and dividend rights or dividend equivalents may be granted.

Transferability

Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the grantee to whom the award is granted, the award may only be exercised by, or payable to, the grantee. However, the Compensation Committee may provide that awards other than ISOs or a corresponding SAR that is related to an ISO may be transferred by a grantee to any permitted transferee (as defined in the 2024 Plan). Any such transfer will be permitted only if (i) the grantee does not receive any consideration for the transfer, (ii) the Compensation Committee expressly approves the transfer and (iii) the transfer is on such terms and conditions as are appropriate for the permitted transferee. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the grantee, except that such transferee may only transfer the award by will or the laws of descent and distribution.

No Repricing

Notwithstanding any other provision of the 2024 Plan, no option or SAR may be amended to reduce the exercise or grant price nor cancelled in exchange for other options or SARs with a lower exercise or grant price or shares or cash, without stockholder approval.

Compliance with Applicable Law

No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which our Company is a party, and the rules of all domestic stock exchanges on which our Company’s shares may be listed.

No Employment Rights

Awards do not confer upon any individual any right to continue in the employ or service of our Company or any affiliate or subsidiary.

Recoupment of Awards

The 2024 Plan provides that awards granted under the 2024 Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the claw-back of “incentive-based compensation” under any claw-back policy that we may have in place or under the Exchange Act or under any applicable rules and regulations promulgated by the SEC or other applicable law or the primary stock exchange on which our shares are listed.

Miscellaneous

Each grantee in the 2024 Plan remains subject to the securities trading policies adopted by our Company from time to time with respect to the exercise of options or SARs or the sale of shares of Company stock acquired pursuant to awards granted under the 2024 Plan. A grantee shall forfeit any and all rights under an award upon notice of termination by the Company or any affiliate for “Cause” as such term is defined in the 2024 Plan. Award agreements shall contain such other terms and conditions as the Compensation Committee may determine in its sole discretion (to the extent not inconsistent the 2024 Plan).

NEW PLAN BENEFITS

The benefits that will be awarded or paid under the 2024 Plan are currently not determinable. The awards granted under the 2024 Plan will depend on the administrator’s actions and the fair market value of shares at various future dates and the administrator has not determined future awards or who might receive them. As a result, it is not possible to determine the benefits that executive officers and other employees and non-employee directors and consultants will receive if the 2024 Plan is approved by the Company’s stockholders.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 2024 Plan based on the law in effect as of the date of this Proxy Statement. This summary, which is presented for the information of stockholders considering how to vote on this proposal, is not intended to be exhaustive. It does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes) or foreign, state, or local tax consequences. Nor does it describe tax consequences based on any grantee’s particular circumstances. Each grantee in the 2024 Plan should refer to the text of the plan set forth in Appendix A and consult with his or her own tax advisor as to specific questions relating to tax consequences of participation in the plan.

Nonqualified Stock Options. The grant of a nonqualified stock option will not be a taxable event. The optionee generally will recognize ordinary income upon exercise of the option, in an amount equal to the excess of the fair market value of the shares received at the time of exercise (including option shares withheld by us to satisfy tax withholding obligations) over the exercise price of the option, and generally the Company will be allowed a deduction in this amount, subject to any limitations under Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “IRC”) or any other tax rule. Upon disposition of the shares received upon exercise, the optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held such shares. The amount of long-term or short-term capital gain or loss recognized by the optionee upon disposition of the shares will be an amount equal to the difference between the amount realized on the disposition and the optionee’s basis in the shares (which basis is ordinarily the fair market value of the shares on the date the option was exercised).

ISOs. Neither the grant nor the exercise of an ISO will be a taxable event for regular tax purposes, except that the alternative minimum tax may apply to the exercise. The optionee will recognize long-term capital gain or loss on a disposition of shares acquired upon exercise of the option provided the optionee does not dispose of such shares within two years from the date the option was granted or within one year after the shares were transferred to the optionee. For purposes of determining such gain or loss, the optionee’s basis in such shares will, in general, be the exercise price of such option. If the optionee satisfies both of the holding periods described above, then the Company will not be allowed a deduction by reason of the exercise of the option. If the optionee disposes of the shares acquired upon exercise before satisfying both of the holding period requirements discussed above (a “disqualifying disposition”), his or her gain recognized on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized upon the disposition of the shares) and the exercise price of such option, and the Company will generally be entitled to a deduction in this amount, subject to any limitations under Section 162(m) of the IRC or any other tax rule. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be taxed as a long-term or short-term capital gain, depending upon the length of time the recipient held the shares.

SARs. The grant of a SAR will not be a taxable event. The recipient of a SAR generally will recognize ordinary income upon exercise of the SAR, in an amount equal to the excess of the fair market value of the exercised shares at the time of exercise (including shares withheld by us to satisfy tax withholding obligations) over the exercise or base price of the SAR, and generally the Company will be allowed a deduction in this amount, subject to any limitations under Section 162(m) of the IRC or any other tax rule. Upon disposition of any shares received upon exercise, the recipient will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held such shares. The amount of long-term or short-term capital gain or loss recognized by the recipient upon disposition of the shares will be an amount equal to the difference between the amount realized on the disposition and the recipient’s basis in the shares (which basis is ordinarily the fair market value of the shares on the date the SAR was exercised).

Restricted Shares. The grant of restricted stock will not be a taxable event until the award vests, unless the participant timely files an election under Section 83(b) of the IRC to be taxed at the time of grant. If the recipient makes such an election, he or she will recognize ordinary income equal to the fair market value of the shares at the time of purchase or grant less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss, and any dividends paid after the date of grant will be taxed as dividend income. If the recipient does not make an 83(b) election, the recipient will upon vesting recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any), and any dividends that accrue and become vested similarly will be taxed as ordinary wage income. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The Company will generally be allowed a deduction for the compensation income recognized by the recipient, subject to any limitations under Section 162(m) or any other tax rule.

Restricted Stock Units, Deferred Stock, Performance Units and Performance Based Awards. The grant of an award of restricted stock units (including deferred stock, performance-based awards, or performance units) will not be a taxable event. The recipient of the award generally will recognize ordinary compensation income in an amount equal to the fair market value of the shares of common stock received (or the amount of any cash payment made in lieu of shares or upon the vesting and payment of any dividend equivalents), and generally the Company will be entitled to a deduction in this amount, subject to any limitations under Section 162(m) of the IRC or any other tax rule. A recipient’s basis for determining gain or loss on a subsequent disposition of these shares of common stock will be the amount the recipient must include in income with respect to the shares. Any gain or loss recognized on a disposition of the shares of common stock generally will be short-term or long-term capital gain or loss, depending on the length of time the recipient holds the shares. A recipient who makes a proper election to defer the settlement of restricted stock units will not recognize income with respect to the restricted stock units, and the Company will not be entitled to a corresponding deduction, until the end of the deferral period. At the end of the deferral period, the recipient will recognize ordinary compensation income, and the Company will be entitled to a corresponding deduction, subject to any limitations under Section 162(m) of the IRC or any other tax rule, equal to the fair market value of the shares of common stock issued at that time (or the amount of any cash payment made in lieu of shares or upon the vesting and payment of any dividend equivalents).

Other Stock-Based Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based, the recipient will generally recognize ordinary income in an amount equal to the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the IRC.

Equity Compensation Plan Information

Because future awards under the 2024 Plan will be granted in the discretion of the Compensation Committee, the type, number of recipients and other terms of such awards cannot be determined at this time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2024 OMNIBUS INCENTIVE COMPENSATION PLAN.

OTHER MATTERS

The Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS AND NOMINEES FOR 2025 ANNUAL MEETING

Deadlines for Submitting Stockholder Proposals and Director Nominations

Any proposal that a stockholder wishes to have considered for inclusion in our 2025 proxy materials pursuant to SEC Rule 14a-8 must be received by us at the address below on or before March 5, 2025, unless the date of our next annual meeting of stockholders is more than 30 days before or after August 23, 2025, in which case the proposal must be received not later than the close of business on the later of the (i) 90th day before such annual meeting or (ii) 10th day following the date on which public announcement of the date of the next annual meeting of stockholders is first made.

If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in our proxy statement for the next annual meeting of stockholders through our proxy access bylaw provision, we must receive proper written notice of the nomination not later than 120 days or earlier than 150 days before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) in connection with the Annual Meeting, or between February 3, 2025 and March 5, 2025. In the event that the next annual meeting of stockholders is more than 30 days before or after August 23, 2025, the notice must be delivered no earlier than the 150th day prior to such meeting and no later than the 120th day prior to such meeting or the 10th day following the date on which public announcement of the meeting date is first made. In addition, the nomination must otherwise comply with the requirements in our Bylaws. The requirements of such notice can be found in our Bylaws, a copy of which is available under the “Governance” tab on the “Investors” section of our website at www.rmcf.com.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2025 annual meeting of stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals not intended for inclusion in our proxy statement and director nominations. To be timely, a stockholder’s notice must be delivered to and received by the Company at our principal executive offices not less than 90 days or more than 120 days prior to the one-year anniversary of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal must be received between April 25, 2025 and the close of business on May 25, 2025. However, subject to the last sentence of this paragraph, in the event that the next annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after August 23, 2024, notice by the stockholder to be timely must be received not later than the close of business on the later of the (i) 90th day prior to such annual meeting or (ii) the 10th day following the date on which public announcement of the date of the next annual meeting of stockholders is first made. In no event shall an adjournment or postponement of the 2024 annual meeting of stockholders for which notice has been given, commence a new time period for the giving of a stockholder’s notice. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 24, 2025.

All stockholder director nominations and proposals must comply with the procedures outlined in our Bylaws and in SEC regulations regarding the inclusion of stockholder director nominations and proposals in company-sponsored proxy materials. Stockholder director nominations and proposals must be submitted in writing to the Company at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended February 29, 2024, filed with the SEC on June 13, 2024, is being made available to stockholders along with this proxy statement at www.rmcf.com/SEC-Filings.aspx. The Annual Report on Form 10-K, includes our audited financial statements and the financial statement schedule. Stockholders may request to receive an additional copy of our Annual Report on Form 10-K, as amended, including our audited financial statements and the financial statement schedule, at no charge by writing to the Company at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

ANNEX A

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
2024 OMNIBUS INCENTIVE COMPENSATION PLAN

Article 1
Effective Date, Objectives and Duration

1.1    Adoption of the Plan. The Board of Directors of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”), adopted the Rocky Mountain Chocolate Factory, Inc. 2024 Omnibus Incentive Compensation Plan (the “Plan”) on June 25, 2024 (the “Effective Date”), subject to approval by the stockholders of the Company within twelve (12) months after the Board’s adoption of the Plan. Awards, other than Restricted Shares, may be granted on and after the Effective Date; but, no such Awards may be exercised, vested, paid or otherwise settled, or any Shares issued with respect thereto, unless and until the stockholders of the Company approve the Plan within the twelve (12) months after the Board’s adoption of the Plan. Restricted Shares may only be granted if and after the stockholders of the Company approve the Plan.

1.2    Objective of the Plan. The Plan is intended to attract and retain highly qualified persons to serve as employees, consultants and non-employee directors and promote ownership by such employees, consultants and non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s stockholders.

1.3    Duration of the Plan. The Plan commenced on the date of adoption of the Plan by the Board, subject to approval by the stockholders of the Company within the twelve (12) months after the Board’s adoption of the Plan. If the stockholders of the Company so approve the Plan, the Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 17 hereof, until the earlier of 11:59 p.m. (ET) on the day immediately preceding the tenth (10th) anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been issued and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1    “409A Award” has the meaning set forth in Section 15.1.

2.2    “5% Exception Limit” has the meaning set forth in Section 5.3.

2.3    “$100,000 Limit” has the meaning set forth in Section 6.4(d).

2.4    “Acquired Entity” has the meaning set forth in Section 5.6(b).

2.5    “Acquired Entity Awards” has the meaning set forth in Section 5.6(b).

2.6    “Affiliate” means any corporation, trade or business or other entity, including but not limited to partnerships, limited liability companies and joint ventures, directly or indirectly controlling, controlled by or under common control with the Company, within the meaning of Section 405 of the Securities Act. Affiliate includes any corporation, trade or business or other entity that becomes such on or after the Effective Date.

2.7    “Applicable Law” means U.S. federal, state and local laws applicable to the Company, any legal or regulatory requirement relating to the Plan, Awards and/or Shares under applicable U.S. federal, state and local laws, the requirements of Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, the Code, and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Awards are or are to be granted, exercised, vested or settled, as such laws, rules, regulations and requirements shall be in place from time to time.

2.8    “Award” means Options (including Non-Qualified Options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents and Other Stock-Based Awards granted under the Plan.

2.9    “Award Agreement” means a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.10    “Beneficiary” means one or more persons or entities that become entitled to receive any amount payable under this Plan after the Grantee’s death. The Grantee’s Beneficiary is the Grantee’s surviving spouse, unless the Grantee designates one or more persons or entities to be the Grantee’s Beneficiary. The Grantee may make, change or revoke a Beneficiary designation at any time before his or her death without the consent of the Grantee’s spouse or anyone the Grantee previously named as a Beneficiary, and the Grantee may designate primary and secondary Beneficiaries. A Beneficiary designation must comply with procedures established by the Committee and must be received by the Committee before the Grantee’s death. If the Grantee dies without a valid Beneficiary designation (as determined by the Committee), and the Grantee has no surviving spouse, the Beneficiary shall be the Grantee’s estate.

2.11    “Board” means the Board of Directors of the Company.

2.12    “Business Combination” has the meaning set forth in Section 2.17(a).

2.13    “Bylaws” means the Company’s bylaws, as amended and/or restated from time to time.

2.14    “Cause” shall have the same definition as under any employment or service agreement between the Company or any Affiliate and the Grantee or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition or words of similar import, “Cause” means, except as otherwise set forth in the Award Agreement, (i) the Grantee’s act or failure to act amounting to gross negligence or willful misconduct to the detriment of the Company or any Affiliate; (ii) the Grantee’s dishonesty, fraud, theft or embezzlement of funds or properties in the course of Grantee’s employment; (iii) the Grantee’s commission of, indictment for, or pleading guilty or confessing to any felony; (iv) the Grantee’s gross neglect of, or prolonged absence from (other than due to Disability and without the written consent of the Company or an Affiliate), Grantee’s duties, (v) the Grantee’s refusal to comply with any lawful directive or policy of the Company or any Affiliate, which refusal is not cured by the Grantee within ten (10) days of such written notice from the Company or Affiliate, (vi) a material breach by the Grantee of any fiduciary duty owed to the Company or any Affiliate, (vii) the Grantee engaging in any activity that is in conflict with or adverse to the reputation, business or other interests of the Company or any Affiliate or that is reasonably determined to be detrimental to the reputation, business or other interests of the Company or any Affiliate, or (viii) the Grantee’s breach of any restrictive covenant or other agreement with the Company or any Affiliate, including but not limited to, confidentiality covenants, covenants not to compete, non-solicitation covenants and non-disclosure covenants. For purposes of the Plan, the Grantee’s resignation without the Company’s or an Affiliate’s written consent in anticipation of termination of employment for Cause shall constitute a termination of employment for Cause. The determination of “Cause” shall be made by the Committee, and its determination shall be final, binding and conclusive on the Company, any Affiliate and each Grantee. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for Cause.

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2.15    “CEO” means the Chief Executive Officer of the Company.

2.16    “Certificate of Incorporation” means the Company’s certificate of incorporation, as amended and/or restated from time to time.

2.17    “Change in Control” shall be deemed to have occurred upon the first occurrence of an event set forth in any one of the following paragraphs:

(a)    The accumulation in any number of related or unrelated transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) by any Person of beneficial ownership (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s voting stock; provided that, for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of more than fifty percent (50%) of the combined voting power of the Company’s voting stock results from any acquisition of voting stock (i) by the Company or any Affiliate, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (iii) by any Person that, prior to the transaction, directly or indirectly, controls, is controlled by, or is under common control with, the Company, or (iv) by any Person pursuant to a merger, consolidation or reorganization involving the Company (a “Business Combination”) that would not cause a Change in Control under subsection (b) below; or

(b)    Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the Company’s voting stock resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company and (ii) no Person has beneficial ownership of fifty percent (50%) or more of the combined voting power of the Company’s voting stock (including any entity that as the result of that transaction owns the Company or all or substantially all of, the Company’s assets either directly or through one or more subsidiaries); or

(c)    During any twelve (12)-month period, Incumbent Board Members cease to constitute a majority of the Board; or

(d)    A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsection (b) above; or

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(e)    A complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsection (b) above.

Notwithstanding the foregoing, in the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, there shall not be a Change in Control unless there is a change in the ownership or effective control of the Company, or in a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code where necessary for such Award to comply with Section 409A of the Code.

2.18    “Code” means the Internal Revenue Code of 1986, as amended.

2.19    “Committee” has the meaning set forth in Section 3.1(a).

2.20    “Company” has the meaning set forth in Section 1.1.

2.21    “Compensation Committee” means the compensation committee of the Board.

2.22    “Corporate Transaction” has the meaning set forth in Section 4.2(b).

2.23    “Current Grant” has the meaning set forth in Section 6.4(d).

2.24    “Data” has the meaning set forth in Section 18.22.

2.25    “Deferred Stock” means a right, granted under Article 9, to receive Shares at the end of a specified deferral period.

2.26    “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a)    Except as provided in (b) or (c) below, “Disability” or “Disabled” means, for any Grantee, any injury, illness or sickness that qualifies as a long-term disability within the meaning of the Company’s long-term disability program (“LTD Program”) and on account of which such Grantee is entitled to receive LTD Program benefits;

(b)    In the case of an Incentive Stock Option or an Award granted in tandem with an Incentive Stock Option, “Disability” and “Disabled” has the meaning under Section 22(e)(3) of the Code; and

(c)    In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, “Disability” and “Disabled” means as defined in regulations under Code Section 409A where necessary for such Award to comply with Section 409A of the Code. For purpose of Code Section 409A, a Grantee will be considered to have incurred a Disability or to be Disabled if: (i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) the Grantee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.27    “Disqualifying Disposition” has the meaning set forth in Section 6.4(f).

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2.28    “Dividend Equivalent” means a right to receive cash or Shares equal to any dividends or distributions paid on Shares, if and when paid or distributed, on a specified number of Shares, which dividends have a record date on or after the date of grant of the Dividend Equivalents or related Award and before the date Dividend Equivalents or related Award become payable.

2.29    “Dodd-Frank” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

2.30    “DRO” has the meaning set forth in Section 5.4(a).

2.31    “Effective Date” has the meaning set forth in Section 1.1.

2.32    “Eligible Person” means any employee (including any officer) of, non-employee consultant to, or Non-Employee Director of the Company or any Affiliate, or potential employee (including a potential officer) of, potential non-employee consultant to, or potential Non-Employee Director of the Company or an Affiliate; provided, however, that (i) solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation and (ii) the Committee may establish additional eligibility criteria for determining an Eligible Person for any Awards granted hereunder. Solely for purposes of Section 5.6(b), current or former employees or Non-Employee Directors of, or non-employee consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.33    “ERISA” has the meaning set forth in Section 5.4(a).

2.34    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

2.35    “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.36    “Fair Market Value” means, unless the Committee determines otherwise, a price that is based on the closing price of a Share reported on Nasdaq on the applicable date or on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or, if the Shares are not traded on such date, the immediately preceding trading day. Alternatively, if the Shares are exclusively traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or, if no such trades were made that day, then the most recent date on which Shares were so traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Grantee.

2.37    “FICA” has the meaning set forth in Section 16.1(a).

2.38    “Fiscal Year” means the twelve (12)-month period beginning on each March 1 and ending on the last day of the next following February.

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2.39    “Good Reason” shall have the same definition as under any employment or service agreement between the Company or any Affiliate and the Grantee or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition or words of similar import, “Good Reason” means, except as otherwise set forth in the Award Agreement, without the Grantee’s consent, the following: (a) any action taken by the Company or an Affiliate which results in a material reduction in the Grantee’s authority, duties or responsibilities (except that any change in the foregoing that results solely from (i) the Company ceasing to be a publicly traded entity or from the Company becoming a wholly-owned subsidiary of another publicly traded entity or (ii) any change in the geographic scope of the Grantee’s authority, duties or responsibilities will not, in any event and standing alone, constitute a substantial reduction in the Grantee’s authority, duties or responsibilities); (b) the assignment to the Grantee of duties that are materially inconsistent with Grantee’s authority, duties or responsibilities; (c) any material decrease in the Grantee’s base salary or annual bonus opportunity, except to the extent the Company has instituted a salary or bonus reduction generally applicable to all similar employees of the Company other than in contemplation of or after a Change in Control; or (d) the relocation of the Grantee to any principal place of employment other than that as of the date of grant of the Award, or any requirement that Grantee relocate his or her residence other than to that as of the date of grant of the Award, without the Grantee’s express written consent to either such relocation, which in either event would increase the Grantee’s commute by more than fifty (50) miles; provided, however, this subsection (d) shall not apply in the case of business travel which requires the Grantee to relocate temporarily for periods of ninety (90) days or less. Notwithstanding the above, and without limitation, “Good Reason” shall not include any resignation by the Grantee where Cause for the Grantee’s termination by the Company or an Affiliate exists. The Grantee must give the Company or Affiliate that employs the Grantee notice of any event or condition that would constitute “Good Reason” within thirty (30) days of the event or condition which would constitute “Good Reason,” and, upon the receipt of such notice, the Company or Affiliate that employs the Grantee shall have thirty (30) days to remedy such event or condition. If such event or condition is not remedied within such thirty (30)-day period, any termination of employment by the Grantee for “Good Reason” must occur within thirty (30) days after the period for remedying such condition or event has expired.

2.40    “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.41    “Grantee” means an Eligible Person to whom an Award has been granted under the Plan.

2.42    “Immediate Family” has the meaning set forth in Section 5.4(c).

2.43    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.44    “Incumbent Board Member” means an individual who either is (a) a member of the Board as of the effective date of the Board’s adoption of this Plan or (b) a member who becomes a member of the Board subsequent to the date of the Board’s adoption of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least sixty percent (60%) of the then Incumbent Board Members (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

2.45    “LTD Program” has the meaning set forth in Section 2.26(a).

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2.46    “Management Committee” has the meaning set forth in Section 3.1(b).

2.47    “More Than Ten Percent (10%) Owner” has the meaning set forth in Section 6.4(b).

2.48    “Nasdaq” means the Nasdaq Global Market.

2.49    “Net After Tax Receipt” has the meaning set forth in Article 17.

2.50    “Non-Employee Director” means a member of the Board, or the board of directors of an Affiliate, who is not an employee of the Company or any Affiliate.

2.51    “Non-Qualified Stock Option” means an option that is not intended to meet the requirements of Section 422 of the Code.

2.52    “Option” means an option granted under Article 6 of the Plan.

2.53    “Other Plans” has the meaning set forth in Section 6.4(d).

2.54    “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.55    “Overpayment” has the meaning set forth in Article 17.

2.56    “Parent Corporation” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.57    “Performance-Based Award” means an Award with respect to which the grant, vesting, payment and/or settlement is contingent upon the satisfaction of specified Performance Measures in the specified performance period.

2.58    “Performance Measures” mean one or more performance measures established by the Committee as a requirement for an Award to vest and/or become exercisable or settled. An Award may be contingent upon the Grantee’s continued employment or service in addition to the Performance Measures. In determining if the Performance Measures have been achieved, the Committee will adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also will adjust the performance targets in the event of any (i) unanticipated asset write-downs or impairment charges, (ii) litigation or claim judgments or settlements thereof, (iii) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (iv) accruals for reorganization or restructuring programs, or (v) other extraordinary non-reoccurring items.

2.59    “Performance Share” and “Performance Unit” mean an Award granted as a Performance Share or Performance Unit under Article 10.

2.60    “Period of Restriction” means the period during which Restricted Shares are subject to Forfeiture if the conditions specified in the Award Agreement are not satisfied.

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2.61    “Period of Vesting” means the period during which the Award is subject to forfeiture or may not be exercised if the conditions specified in the Award Agreement are not satisfied.

2.62    “Permitted Transferee” has the meaning set forth in Section 5.4(c).

2.63    “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.64    “Plan” has the meaning set forth in Section 1.1.

2.65    “Present Value” has the meaning set forth in Article 17.

2.66    “Prior Grants” has the meaning set forth in Section 6.4(e).

2.67    “Prior Plan” means the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan, as amended.

2.68    “Proceeding” has the meaning set forth in Section 18.11.

2.69    “Reduced Amount” has the meaning set forth in Article 17.

2.70    “Restricted Shares” means Shares issued under Article 9 that are both subject to Forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares and subject to the Grantee paying the nominal value in cash for each Share to the extent required by the Committee.

2.71    “Restricted Stock Units” are rights, granted under Article 9, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights, and subject always to the Grantee paying the nominal value in cash for each such Share to the extent required by the Committee.

2.72    “Retirement” means a Grantee’s Termination of Service on or after attaining such age and/or completing such years of service as the Committee may determine and set forth in an Award Agreement.

2.73    “Returned Shares” has the meaning set forth in Section 4.1.

2.74    “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.75    “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

2.76    “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.77    “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.78    “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

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2.79    “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

2.80    “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h).

2.81    “Share” means the common stock, $0.001 par value per share, of the Company, and, unless the context otherwise requires, such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.82    “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.83    “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Award, each of the corporations other than the last corporation in the unbroken chain owns shares or stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares or stock in one of the other corporations in such chain.

2.84    “Substitute Awards” has the meaning set forth in Section 5.6(b).

2.85    “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding shares or stock of the Company.

2.86    “Tax Date” has the meaning set forth in Section 16.1(a).

2.87    “Tendered Restricted Shares” has the meaning set forth in Section 6.5.

2.88    “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.89    “Termination of Service” means (a) that the employee has terminated employment with the Company and its Affiliates, the non-employee consultant is no longer serving as a consultant to the Company or an Affiliate or the Non-Employee Director has ceased being a director of the Company or any Affiliate or (b) when an entity which is employing the employee or non-employee consultant or on whose board of directors the Non-Employee Director is serving, ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, an employee, non-employee consultant or Non-Employee Director of the Company or another Affiliate, at the time such entity ceases to be an Affiliate. In the event an employee, non-employee consultant or Non-Employee Director becomes one of the other categories of Eligible Persons upon the termination of such employee’s employment, such consultant’s consultancy or such Non-Employee Director’s service, unless otherwise determined by the Committee, in its sole discretion, no Termination of Service will be deemed to have occurred until such time as such person is no longer an employee, non-employee consultant or Non-Employee Director. Notwithstanding the foregoing, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Service with respect to such Award shall mean the Grantee’s Separation from Service to the extent necessary for such Award to comply with Section 409A of the Code.

2.90    “Underpayment” has the meaning set forth in Article 17.

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Article 3
Administration

3.1    Committee.

(a)    Subject to Article 12 and Section 3.2, the Plan shall be administered by the Compensation Committee or the Board itself if no Compensation Committee exists. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as “independent directors” within the meaning of the Nasdaq listing standards and as Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3.

(b)    The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers or Non-Employee Directors, or who are (or are expected to be) Section 16 Persons at the time any such delegated authority is exercised.

(c)    Unless the context requires otherwise, any references herein to “Committee” include references to, the Board or the Compensation Committee to the extent the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that, (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, “Committee” shall include only the Compensation Committee.

3.2    Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)    to determine when, to whom and in what types and amounts Awards should be granted;

(b)    to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award;

(c)    subject to Section 5.3 below, to determine whether, to what extent and under what circumstances, subject to Applicable Law, (i) an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, (ii) an Award may be accelerated, vested, canceled, forfeited or surrendered, (iii) any terms of the Award may be waived, or (iv) whether to accelerate the exercisability of, or to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

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(d)    to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee;

(e)    subject to Section 3.3 below, to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(f)    subject to Section 5.3 below, to provide in the terms of the Award or otherwise for accelerated exercisability or vesting of any Award upon the occurrence of one or more events other than completion of a service period, including without limitation the Grantee’s Retirement, death, Disability or Termination of Service by the Company and its Affiliates without Cause, or termination by the Grantee for Good Reason or a Change in Control (provided such accelerated exercisability or vesting does not violate Code Section 409A);

(g)    to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(h)    to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(i)    to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(j)    with the consent of the Grantee, to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) which does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(k)    subject to Section 3.3, to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(l)    to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(m)    to adopt rules and/or procedures (including the adoption of any subplan under the Plan) relating to the operation and administration of the Plan to accommodate requirements of state, foreign, and local law and procedures;

(n)    to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan;

(o)    to modify, extend or renew an Award, subject to Sections 1.3, 5.3 and 5.9, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Grantee;

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(p)    subject to Section 3.3, to provide for the settlement of any Award in cash, Shares or a combination thereof; and

(q)    to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Section 5.7). The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation.

The Company shall bear all expenses of administering the Plan.

Notwithstanding any provision of the Plan to the contrary, the Committee, in its sole discretion, may modify the terms and conditions of the Plan and/or any Award granted to Grantees outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; and take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other securities law or governing statute or any other Applicable Law.

3.3    No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR, or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of shares or stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Section 4.2.

Article 4
Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery in connection with Awards under the Plan shall be (i) 600,000 Shares, plus (ii) that number of Shares remaining available for issuance as of the Effective Date under the Prior Plan (that is, Shares not subject to outstanding awards under the Prior Plan nor delivered from the Shares reserved under the Prior Plan), plus (iii) that number of Shares subject to awards granted under the Prior Plan that are outstanding as of the Effective Date and which become available in accordance with the provisions below after the stockholders of the Company approve the Plan. Subject to adjustment as provided in Section 4.2, the total number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder shall not exceed 600,000. If the stockholders of the Company approve the Plan, no further awards shall be granted under the Prior Plan after the date of such approval; if the stockholders of the Company do not approve the Plan, the Prior Plan shall remain in effect for the grant of awards thereunder.

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Shares covered by an Award shall only be counted as used to the extent actually used. A Share issued in connection with an Award under the Plan shall reduce the total number of Shares available for issuance under the Plan by one; provided, however, that, upon settlement of a stock-settled SAR, the total number of Shares available for issuance under the Plan shall be reduced by the gross number of Shares with respect to which the SAR is exercised.

If any Award under the Plan, or any award under the Prior Plan that is outstanding as of the Effective Date, terminates without the delivery of Shares, whether by lapse, forfeiture, cancellation or otherwise, the Shares subject to such Award, or such award under the Prior Plan that is outstanding as of the Effective Date, to the extent of any such termination, shall again be available for grant under the Plan. Notwithstanding the foregoing, upon the exercise of any Award or any award under the Prior Plan granted in tandem with any other Award or any other award under the Prior Plan, such related Award or related award under the Prior Plan shall be cancelled to the extent of the number of Shares as to which the Award or the award under the Prior Plan is exercised and such number of Shares shall no longer be available for Awards under the Plan. If any Shares subject to an Award granted hereunder, or any award granted under the Prior Plan that is outstanding as of the Effective Date, are withheld or applied as payment in connection with the exercise of such Award or such award under the Prior Plan or the withholding or payment of taxes related thereto or Shares separately surrendered by the Grantee for any such purpose (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. The number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options or other purchase rights granted hereunder or under the Prior Plan. In addition, in the case of any Substitute Award granted in assumption of or in substitution for an Acquired Entity Award, Shares delivered or deliverable in connection with such Substitute Award shall not be counted against the number of Shares reserved under the Plan (to the extent permitted by the rules of Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted), and available shares of stock under a stockholder-approved plan of an Acquired Entity (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan, which shall not reduce the number of Shares otherwise available under the Plan (subject to applicable requirements of Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted).

Shares may be allotted and issued pursuant to the Plan from the Company’s authorized but unissued share capital, or the reissue of treasury Shares.

The proceeds that the Company receives in connection with Awards granted under the Plan, if any, shall be used for general corporate purposes and shall be added to the general funds of the Company.

4.2    Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change in Control.

(a)    In the event that the Committee determines that any dividend or other distribution (excluding any ordinary dividend or distribution) (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award and (v) any other terms and conditions of the Award. Notwithstanding the foregoing, (x) no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or with respect to any Awards to the extent such adjustment would subject any Grantee to taxation under Section 409A of the Code; and (y) the number of Shares subject to any Award denominated in Shares shall always be a whole number.

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(b)    In the event of a merger or consolidation of the Company with or into another corporation or a sale of all or substantially all of the shares or stock of the Company or all or substantially all of the assets of the Company, including by way of a court sanctioned compromise or scheme of arrangement, reorganization, merger, combination, purchase, recapitalization, liquidation, or sale, transfer, exchange or other disposition (a “Corporate Transaction”) that results in a Change in Control, unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the vesting of the Award is accelerated as described below) and with respect to any vested and nonforfeitable Awards, the Committee shall either (i) allow all Grantees to exercise such Awards in the nature of Options, SARs or other purchase rights to the extent then exercisable or to become exercisable upon the Change in Control within a reasonable period prior to the consummation of the Change in Control and cancel any Awards in the nature of Options, SARs or other purchase rights that remain unexercised upon consummation of the Change in Control, and/or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash and/or in securities and/or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Awards in the nature of Options, SARs or other purchase rights) and on the same terms (including without limitation any earn-out, escrow or other deferred consideration provisions) as if such vested Awards were settled or distributed or such Awards in the nature of vested Options, SARs or other purchase rights were exercised immediately prior to the consummation of the Change in Control. Notwithstanding the foregoing, if an Option, SAR or other purchase right is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to the outstanding Option, SAR or other purchase right equals or exceeds the amount payable per Share in the Change in Control, such Awards shall be cancelled without any payment to the Grantee.

(c)    Immediately prior to consummation of any Corporate Transaction that results in a Change in Control (subject to consummation of the Change in Control), all outstanding Awards will become vested and non-forfeitable, earned and payable and any conditions on any such Award shall lapse, as to all of such Award to the extent then outstanding, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable or earned and payable, unless the outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award. If the outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, then all such outstanding Awards will become vested and non-forfeitable, earned and payable and any conditions on any such Award shall lapse, as to all of such Award to the extent then outstanding, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable or earned and payable, upon the Grantee’s subsequent Retirement, death, Disability, or Termination of Service by the Company and its Affiliates without Cause or by the Grantee for Good Reason, in any such case on or within the twelve (12) months after the Change in Control (provided such accelerated exercisability or vesting does not violate Code Section 409A).

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(d)    Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5) and such payment or settlement does not result in a violation of Section 409A of the Code. Additionally, with respect to any Award with respect to which the grant, vesting, payment and/or settlement is contingent upon the satisfaction of specified Performance Measures in the specified performance period and which is not assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, unless the Award Agreement provides otherwise, the Award shall become vested, and be paid and settled, pursuant to Section 4.2(b) or (c), at target, with the amount prorated based on the number of days in the specified performance period prior to and including the date of the Change in Control over the number of days in the specified performance period. If any such Awards are assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, unless the Award Agreement provides otherwise, the Award shall be converted into a time-based Award as of the Change in Control at target, subject to the Grantee’s continued employment or other service, and such outstanding Awards will become vested and non-forfeitable, earned and payable and any conditions on any such Award shall lapse, as to all of such Award to the extent then outstanding, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable or earned and payable, upon the Grantee’s subsequent Retirement, death, Disability, or Termination of Service by the Company and its Affiliates without Cause or by the Grantee for Good Reason, in any such case on or within the twelve (12) months after the Change in Control (provided such accelerated exercisability or vesting does not violate Code Section 409A).

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Article 5
Eligibility and General Conditions of Awards

5.1    Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2    Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement and, unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Grantee to the Company. Unless the Committee determines otherwise, any failure by the Grantee to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Grantee to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, all provisions of the Plan and the Award Agreement.

5.3    General Terms and Termination of Service. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including without limitation terms requiring forfeiture or transfer, acceleration or pro-rata acceleration of Awards in the event of a Termination of Service by the Grantee. Awards may be granted for no consideration other than prior and future services save that in no event will Shares subject to an Award be allotted and issued unless the nominal value per Share is paid in cash, to the extent required by Applicable Law. Except as otherwise determined by the Committee pursuant to this Section 5.3 or set forth in an Award Agreement, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Service shall be forfeited to the Company. Notwithstanding any other provision of the Plan to the contrary and subject to the immediately following proviso, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, and performance-based Awards must have a performance period of at least one year; provided, however, the following Awards shall not be subject to the foregoing minimum vesting requirements: any (i) Awards granted in connection with awards that are assumed, converted or substituted pursuant to Section 5.6 of this Plan; (ii) Shares delivered in lieu of fully vested cash obligations; (iii) Awards granted to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant of the Award and the next annual meeting of the Company’s stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting of the Company’s stockholders; and (iv) additional Awards that the Committee may grant without regard to the foregoing minimum vesting requirements up to a maximum of five percent (5%) of the number of Shares that are available for issuance under the Plan (subject to adjustment under Section 4.2) (the “5% Exception Limit”). For the avoidance of doubt, the foregoing restriction does not apply to the Committee’s discretion to provide in the terms of the Award or otherwise for accelerated exercisability or vesting of any Award upon the occurrence of one or more events other than completion of a service period, including without limitation the Grantee’s Retirement, death, Disability, Termination of Service by the Company and its Affiliates without Cause or by the Grantee for Good Reason or a Change in Control (provided such accelerated exercisability or vesting does not violate Code Section 409A). Additionally, notwithstanding any other provision of this Plan or any Award Agreement to the contrary, no dividends or Dividend Equivalents shall be paid with respect to any Awards that do not become vested, non-forfeitable or payable under the Plan.

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5.4    Nontransferability of Awards.

(a)    Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order (a “DRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.

(b)    No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a DRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)    Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Awards (other than Incentive Stock Options and corresponding tandem Awards), may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, any person sharing the Grantee’s household (other than a tenant or employee), children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award, after the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)    Nothing herein shall be construed as requiring the Company or any Affiliate to honor a DRO except to the extent required under Applicable Law.

5.5    Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised or other Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Service. Additionally, notwithstanding any other provision of the Plan or any Agreement to the contrary, a Grantee shall forfeit any and all rights under an Award if the Grantee incurs a Termination of Service by the Company or any Affiliate for Cause.

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5.6    Stand-Alone, Tandem and Substitute Awards.

(a)    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the related Incentive Stock Option.

(b)    The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for share or stock and share or stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or shares or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7    Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Awards, the satisfaction of any requirements or goals with respect to Awards, the lapse or waiver of the deferral period for Awards, or the lapse or waiver of restrictions with respect to Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code so that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

5.8    Extension of Term of Award.

(a)    Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in Shares is prohibited by law or by any insider trading policy of the Company, the Committee may extend the term of the Award (or provide for such in the applicable Award Agreement) until thirty (30) days after the expiration of any such prohibitions to permit the Grantee to realize the value of the Award, provided such extension (i) is permitted by law, (ii) does not violate Code Section 409A with respect to any Award, and (iii) does not otherwise adversely impact the tax consequences of the Award (such as with respect to incentive stock options and related Awards).

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(b)    This Section 5.8(b) applies to an Option or SAR if (i) the Grantee to whom the Option or SAR was granted remains in the continuous employment or service of the Company or an Affiliate from the date the Option or SAR was granted until the expiration date of such Option or SAR, (ii) on the expiration date the Fair Market Value of a share exceeds the exercise price of the Option or SAR, (iii) the Option or SAR has become exercisable on or before the expiration date and (iv) the term of the Option or SAR will not be extended as described above. In that event, subject to Sections 3.1(a), 5.8(a), 5.9, and 6.5 in all respects, each Option or SAR to which this Section 5.8(b) applies shall be exercised automatically on the expiration date to the extent that it is outstanding and unexercised on such date. An Option that is exercised pursuant to this Section 5.8(b) shall result in the issuance to the Grantee of that number of whole Shares that have a Fair Market Value that most nearly equals, but does not exceed, the excess of the Fair Market Value of a Share on the expiration date over the Option exercise price multiplied by the number of Shares subject to the exercisable portion of the Option. A SAR that is exercised pursuant to this Section 5.8(b) shall be settled in accordance with its terms on the expiration date.

5.9    Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and rules and regulations of Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, and (iii) the Grantee has executed and delivered to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Committee determines is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

Article 6
Stock Options

6.1    Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable, whether the Option is intended to be a Non-Qualified Stock Option or an Incentive Stock Option and such other provisions as the Committee shall determine. Except as otherwise set forth in Section 5.6(b) above, no Option shall have a term of more than ten (10) years after its Grant Date, subject to earlier termination as provided herein or in the applicable Award Agreement. No Option may be exercised at a time when such exercise and/or the issuance of Shares pursuant to such exercise would be in breach of Applicable Law. No dividend rights or Dividend Equivalents may be granted in conjunction with any grant of Options.

6.3    Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date (except as otherwise set forth in Section 5.6(b) above) and shall not be less than the nominal value per Share if required by Applicable Law.

6.4    Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. An Option designated as an Incentive Stock Option:

(a)    shall be granted only to an employee of the Company, a Parent Corporation or a Subsidiary Corporation;

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(b)    shall have an Exercise Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than Ten Percent (10%) Owner”), have an Exercise Price not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

(c)    shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)    shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)    shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)    shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within ten (10) days of such a Disqualifying Disposition;

(g)    shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)    shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

6.5    Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)    cash, personal check, cash equivalent or wire transfer;

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(b)    subject to Applicable Law and with the approval of the Committee, by delivery of Shares owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)    subject to Applicable Law and with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d)    subject to Applicable Law and with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e)    subject to Applicable Law (including the prohibited loan provisions of Section 402 of Sarbanes-Oxley), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7
Stock Appreciation Rights

7.1    Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate. No dividend rights or Dividend Equivalents may be granted in conjunction with any grant of SARs.

7.2    Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee. Except as otherwise set forth in Section 5.6(b) above, no SAR shall have a term of more than ten (10) years after its Grant Date, subject to earlier termination as provided herein or in the applicable Award Agreement. No SAR may be exercised at a time when such exercise and/or the issuance of Shares pursuant to such exercise would be in breach of Applicable Law.

7.3    SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that, except as otherwise set forth in Section 5.6(b), the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of the grant of the SAR (or the exercise price of the related Option if granted in tandem therewith).

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7.4    Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by (b) the number of Shares with respect to which the SAR is exercised. SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within thirty (30) days of the date the SAR is exercised, unless the Award Agreement specifically provides otherwise. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5    Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee’s sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8
Restricted Shares

8.1    Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2    Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific time-based restrictions, Performance Measures, time-based restrictions on vesting following the attainment of the Performance Measures, and/or restrictions under Applicable Law.

8.3    Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares provided that it shall be no less than the nominal value per Restricted Share if required to be paid by Applicable Law.

8.4    Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5    Voting and Dividend Equivalent Rights Attributable to Restricted Shares. A Grantee awarded Restricted Shares will have all voting rights with respect to such Restricted Shares. Unless the Committee determines and sets forth in the Award Agreement that Grantee will not be entitled to receive any dividends with respect to such Restricted Shares, a Grantee will have the right to receive all dividends in respect of such Restricted Shares, which dividends shall be either deemed reinvested in additional shares of Restricted Shares, which shall remain subject to the same forfeiture conditions applicable to the Restricted Shares to which such dividends relate, or paid in cash if and at the time the Restricted Shares are no longer subject to forfeiture, as the Committee shall set forth in the Award Agreement. No dividends may be paid with respect to Restricted Shares that are Forfeited.

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8.6    Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares if certificated (x) shall be held (together with a stock transfer form executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become non-Forfeitable or are Forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9
Deferred Stock and Restricted Stock Units

9.1    Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 14 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

9.2    Vesting and Delivery.

(a)    Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Service while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Service due to Retirement, death, Disability, or involuntary termination by the Company or an Affiliate without Cause or termination by the Grantee for Good Reason (provided such accelerated exercisability or vesting does not violate Code Section 409A).

(b)    Unless specified otherwise by the Committee in the Grantee’s Award Agreement for the Award of Restricted Stock Units, delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Service while the Restricted Stock Units remain subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Service due to Retirement, death, Disability, or involuntary termination by the Company or an Affiliate without Cause or termination by the Grantee for Good Reason; (provided such accelerated exercisability or vesting does not violate Code Section 409A).

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9.3    Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless the Committee determines and sets forth in the Award Agreement that a Grantee will not be entitled to receive any such Dividend Equivalents with respect to such Deferred Stock or Restricted Stock Units, the Grantee will have the right to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be either deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate, or paid in cash if and at the time the Deferred Stock or Restricted Stock Units are no longer subject to forfeiture and deliverable, as the Committee shall set forth in the Award Agreement. No Dividend Equivalents may be paid on Deferred Stock or Restricted Stock Units that are Forfeited.

Article 10
Performance Units and Performance Shares

10.1    Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

10.2    Value/Performance Goals. The Committee shall set Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

10.3    Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement provided that if it is to be in Shares, issuance of the Shares shall be subject to payment by the Grantee in cash of the nominal value for each Share so issued to the extent required by Applicable Law.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

Unless the Committee determines and sets forth in the Award Agreement that a Grantee will not be entitled to vote or receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares, the Grantee shall have the right to vote the Shares in respect of such Performance Shares and the right to receive any dividends or Dividend Equivalents in respect of such Performance Units and Performance Shares, which dividends and Dividend Equivalents shall either be deemed reinvested in additional Shares of Performance Units or Performance Shares, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Performance Units or Performance Shares to which such dividends and Dividend Equivalents relate, or paid in cash if and at the time the Performance Units or Performance Shares are payable and/or no longer subject to forfeiture, as the Committee shall set forth in the Award Agreement. No dividends or Dividend Equivalents may be paid on Performance Units or Performance Shares that are forfeited.

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Article 11
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards; provided, however, that no Dividend Equivalents may be granted in conjunction with any grant of Options or SARs, and no Dividend Equivalents may be paid on any Awards unless and until the Awards become vested, nonforfeitable and/or payable. The Committee may provide that Dividend Equivalents not paid in connection with an Award shall either be (i) paid or distributed in cash when the Dividend Equivalents or Awards to which such Dividend Equivalents relate become vested, nonforfeitable and/or payable or (ii) deemed to have been reinvested in additional Dividends Equivalents or Awards.

Article 12
Other Stock-Based Awards

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13
Non-Employee Director Awards

Subject to the terms of the Plan, the Committee may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards during any single Fiscal Year that, taken together with any cash fees paid to such Non-Employee Director during such Fiscal Year in respect of the Non-Employee Director’s service as a member of the Board during such Fiscal Year, exceeds $250,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial accounting purposes).

Article 14
Amendment, Modification, and Termination

14.1    Amendment, Modification, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any Applicable Law, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

14.2    Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall materially adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award. Notwithstanding the foregoing, the Board reserves the authority to terminate a 409A Award granted under the Plan in return for payment of the vested portion of the 409A Award provided the termination and payment satisfies the rules under Section 409A of the Code.

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Article 15
Compliance with Code Section 409A

15.1    Awards Subject to Code Section 409A. The provisions of this Article 15 and Section 409A of the Code shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award to the extent required for the Award to comply with Section 409A of the Code.

15.2    Distributions. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than (i) Separation from Service; (ii) the date the Grantee becomes Disabled (as defined in Section 2.26(b)); (iii) the date of the Grantee’s death; (iv) a specified time (or pursuant to a fixed schedule) that is either (a) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (b) specified by the Grantee in an Election complying with the requirements of Section 409A of the Code; or (vi) a change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

15.3    Six-Month Delay. Notwithstanding anything herein or in any Award Agreement or election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death, to the extent required to comply with Code Section 409A.

15.4    Short-Term Deferral. If an Award Agreement does not specify a payment date, payment of the Award will be made no later than the 15th day of the third month following the end of the taxable year of the Grantee during which the Grantee’s right to payment is no longer subject to a substantial risk of forfeiture under Section 409A of the Code. All rights to payments and benefits under an Award shall be treated as rights to receive a series of separate payments and benefits to the fullest extent allowed by Section 409A of the Code.

Article 16
Withholding

16.1    Required Withholding.

(a)    The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)    payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

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(ii)    delivering part or all of the amount to be withheld in the form of Shares valued at their Fair Market Value on the Tax Date;

(iii)    requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)    withholding from any other compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law that will not result in adverse financial accounting consequences with respect to such Awards and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)    Notwithstanding the foregoing, any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount, if any, sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a) (other than (a)(iii) above).

16.2    Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

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Article 17
Limitation on Benefits

Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan, alone or in combination with any other payments or distributions under any other plan, agreement or arrangement, would subject a Grantee to tax under Code Section 4999, the Committee may determine whether some amount of such payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Grantee under all Awards must be reduced to such Reduced Amount, but not below zero, with the amounts to be reduced so as to maximize the aggregate Net After Tax Receipts to the Grantee; provided, that, notwithstanding the foregoing, payments or benefits that are not subject to Section 409A of the Code shall be reduced before any payment or benefits that are subject to Section 409A of the Code and all such reductions shall comply with Section 409A of the Code with respect to any amounts subject to Section 409A of the Code. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Grantee of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article 17 are final, conclusive and binding upon the Company and the Grantee. It is the intention of the Company and the Grantee to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Grantee would thereby be increased. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article 17, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Grantee which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Grantee could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Grantee, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which the Grantee must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Grantee to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Grantee is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Grantee but no later than the end of the Grantee’s taxable year next following the Grantee’s taxable year in which the determination is made that the underpayment has occurred. For purposes of this Article 17, (i) “Net After Tax Receipt” means the Present Value of payments and benefits under this Plan and any other plan, agreement or arrangement, net of all taxes imposed on Grantee with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Grantee’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4) and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan and any other plan, agreement or arrangement, which (a) is less than the sum of all such payments and benefits under this Plan and any other plan, agreement or arrangement, and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan and any other plan, agreement or arrangement, were any other amount less than the sum of all payments and benefits to be made under this Plan. Any reduction of payments or benefits pursuant to this Article 17 shall be made in the following order (first against any such items that are not subject to Section 409A of the Code): (i) first against any cash compensation in order of the latest amounts to be paid and otherwise on a pro rata basis, (ii) second against any benefits otherwise payable in order of the latest amounts to be delivered and otherwise on a pro rata basis; and (iii) third against any equity or related awards in order of the latest amounts to be settled and otherwise on a pro rata basis.

Article 18
Additional Provisions

18.1    Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

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18.2    Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3    Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by any governmental agencies or Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.

18.4    Securities Law Compliance.

(a)    If the Committee deems it necessary to comply with any Applicable Law, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the date of the final prospectus or prospectus supplement relating to an underwritten public offering as the Company or such underwriter shall specify reasonably and in good faith. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)    If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any Applicable Law or result in the imposition of excise taxes on the Company or its Affiliates under the statutes, rules or regulations of any applicable jurisdiction, then the Committee may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

(c)    The Committee may require each Grantee receiving Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Grantee is acquiring the Shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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(d)    A Grantee shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

18.5    Awards Subject to Share Retention Guidelines and Claw-Back Policies. Notwithstanding any provisions herein to the contrary, (i) Shares acquired by a Grantee under the Plan upon the exercise, payment or settlement of an Award shall be subject to the terms of any Share retention guidelines currently in effect or subsequently adopted by the Board and (ii) all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of Sarbanes-Oxley, Dodd-Frank or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

18.6    No Rights as a Stockholder. Unless otherwise determined by the Committee and set forth in the Award Agreement, no Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of grant of an Award, the Committee will require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Awards. Stock dividends and deferred cash dividends issued with respect to Awards shall be subject to the same restrictions and other terms as apply to the Awards with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7    Employee Status. If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Grantee and the Company and/or an Affiliate if, at the time of the determination, the Grantee is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Grantee on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Affiliates is guaranteed either by statute, agreement or contract. If the period of leave exceeds three months, and the individual’s right to re-employment is not guaranteed by statute, agreement or contract, the employment shall be deemed to be terminated on the first day after the end of such three-month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or adviser shall not be affected by any change in the status of the Grantee so long as the Grantee continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Grantee’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Grantee’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or prior to such occurrence, the Grantee will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Grantee is no longer the Company or an entity that qualifies as an Affiliate. With respect to any Award constituting deferred compensation with the meaning of Code Section 409A, nothing in this Section 18.7 shall be interpreted to modify the definition of Separation from Service.

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18.8    Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.9    Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.10    Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law, to the extent not preempted by federal law.

18.11    Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the State of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Grantee shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the State of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Grantee may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Grantee, at the Grantee’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

18.12    Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

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18.13    Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.14    Military Service. To the extent required by Applicable Law, Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.15    Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural and words in the plural include the singular.

18.16    Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation unless such retirement or other benefit specifically provides that an Award shall be counted as compensation for purposes of such plan.

18.17    Death/Disability. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee’s death or Disability and to supply it with a copy of the will (in the case of the Grantee’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan and the particular Award.

18.18    Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.19    Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.20    No Right to Continue in Service or Employment. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company. Nothing contained in the Plan or any Agreement shall confer upon any Grantee any right with respect to the continuation of employment or service by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Grantee.

18.21    Payment on Behalf of Grantee or Beneficiary.

(a)    If the Grantee is incompetent to handle Grantee’s affairs at the time the Grantee is eligible to receive a payment from the Plan, the Committee will make payment to the Grantee’s court-appointed personal representative or, if none, the Committee, in its sole discretion, may make payment to the Grantee’s duly appointed guardian, legal representative, next-of-kin or attorney-in-fact for the benefit of the Grantee.

(b)    If the Beneficiary of a deceased Grantee is a minor or is legally incompetent, the Committee will make payment to the Beneficiary’s court-appointed guardian or personal representative or to a trust established for the benefit of the Beneficiary, or if no such guardian, representative or trust exists, the Committee, in its sole discretion, may make payment to the Beneficiary’s surviving parent or his or her next-of-kin for the benefit of the Beneficiary.

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(c)    If the Committee for any reason considers it improper to direct any payment as specified in this Section 18.21, the Committee may request a court of appropriate jurisdiction to determine the appropriate payee.

(d)    Any payment made by the Committee pursuant to this Section 18.21 shall be in full satisfaction of all liability of the Plan, the Company and its Affiliates with respect to any benefit due a Grantee or a Grantee’s Beneficiary under this Plan.

18.22    Data Privacy. As a condition for receiving an Award, each Grantee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Affiliates exclusively for implementing, administering and managing the Grantee’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Grantee, including the Grantee’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Grantee’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Grantee’s country, or elsewhere, and the Grantee’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Grantee’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Grantee may elect to deposit any Shares. The Data related to a Grantee will be held only as long as necessary to implement, administer, and manage the Grantee’s participation in the Plan. A Grantee may, at any time, view the Data that the Company holds regarding such Grantee, request additional information about the storage and processing of the Data regarding such Grantee, recommend any necessary corrections to the Data regarding the Grantee or refuse or withdraw the consents in this Section 18.22 in writing, without cost, by contacting the local human resources representative. The Company may cancel Grantee’s ability to participate in the Plan and, in the Committee’s discretion, the Grantee may forfeit any outstanding Awards if the Grantee refuses or withdraws the consents in this Section 18.22. For more information on the consequences of refusing or withdrawing consent, Grantees may contact their local human resources representative.

18.23    Miscellaneous.

(a)    No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Grantee at any time shall neither require the Committee to grant any other Award to such Grantee or other person at any time or preclude the Committee from making subsequent grants to such Grantee or any other person.

(b)    Nothing contained herein prohibits the Grantee from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the SEC. The Grantee does not need prior authorization from the Company to make any such reports or disclosures, and is not required to notify the Company about such disclosures.

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(c)    Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Grantee’s exercise of Options or the settlement of an Award if such Grantee is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Grantee is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(d)    Grantees are and at all times shall remain subject to the securities trading policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, SARs or sell Shares acquired pursuant to the Plan.

(e)    Notwithstanding any other provision of this Plan, (i) the Company shall not be obliged to issue any shares pursuant to an Award unless at least the par value of such newly issued share has been fully paid in advance to the extent required by Applicable Law (which requirement may mean the holder of an Award is obliged to make such payment) and (ii) the Company shall not be obliged to issue or deliver any shares in satisfaction of Awards until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee.

(f)    The Committee has no obligation to search for the whereabouts of any Grantee or Beneficiary if the location of such Grantee or Beneficiary are not made known to the Committee.

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ROCKY MOUNTAIN CHOCOLATE FACTORY®

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1. Elect five Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Starlette B. Johnson	☐	☐	02 - Charles B. Arnold	☐	☐	03 - Steven L. Craig	☐	☐
04 - Jeffrey R. Geygan	☐	☐	05- Mark O. Riegel	☐	☐			

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Proxy — Rocky Mountain Chocolate Factory, Inc.

Meeting Details
August 23, 2024, 10:00 a.m. (Mountain Time)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JEFFREY R. GEYGAN AND TRACY D. WOJCIK, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the "Company") held of record by the undersigned on June 28, 2024, at the annual meeting of stockholders to be held on August 23, 2024 or any adjournment thereof.

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This proxy when properly executed will be voted in the manner directed herein by the undersigned. **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF COHNREZNICK, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR, FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. 2024 OMNIBUS INCENTIVE COMPENSATION PLAN, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.**

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